UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2017 through September 30, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer High
                        Income Trust

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2017
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHT

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                          visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          41

Notes to Financial Statements                                                 47

Additional Information                                                        64

Trustees, Officers and Service Providers                                      67

                       Pioneer High Income Trust | Semiannual Report | 9/30/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, have returned 14.23% year-to-date through September 30, 2017. Fixed-income markets, while not generating the same dazzling returns as equities, have held their own, led by high-yield securities, which produced a year-to-date return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index has returned 3.14% since the start of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of 3.1% in the second quarter. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite some pressure from wage increases. In addition, as the economy continues to grow and we begin to see a modest upturn in inflation, we believe the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer High Income Trust | Semiannual Report | 9/30/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer High Income Trust | Semiannual Report | 9/30/17 3

Portfolio Management Discussion | 9/30/17

High-yield bonds and other credit-sensitive securities produced healthy, positive results during the six-month period ended September 30, 2017. In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the six-month period. Mr. Feltus, Co-Director of High Yield, a senior vice president, and a portfolio manager at Amundi Pioneer Asset Management, is responsible for the daily management of the Trust.

Q How did the Trust perform during the six-month period ended September 30, 2017?

A Pioneer High Income Trust returned 5.42% at net asset value (NAV) and 5.54% at market price during the six-month period ended September 30, 2017. During the same six-month period, the Trust's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index (the BofA ML Index), returned 4.22% at NAV. The BofA ML Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the BofA ML Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same six-month period, the average return (at market price) of the 31 closed end funds in Lipper's High Yield Closed End Funds category (which may or may not be leveraged) was 7.34%, and the average return at NAV of the 35 closed end funds in the same Lipper category was 4.09%.

     The shares of the Trust were selling at a 7.64% discount to NAV on September 30, 2017. Comparatively, the shares of the Trust were selling at a 7.76% discount to NAV on March 31, 2017.

     On September 30, 2017, the standardized 30-day SEC yield of the Trust's shares was 8.21%*.

Q How would you describe the investment environment for high-yield debt during the six-month period ended September 30, 2017?

A High-yield and more credit-sensitive sectors in general turned in solid, albeit modest performance during the six-month period, propelled by steady economic growth and very strong corporate earnings reports.

     The most recent reports on growth in U.S. gross domestic product (GDP) showed that the economy grew at a 3.1% annual pace in the second quarter of 2017, while corporate earnings in the first quarter were 14.9% higher than a year earlier. Over the period, the U.S. Federal Reserve System (the Fed) raised the Federal Funds rate just once, in June 2017, after enacting two rate

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Semiannual Report | 9/30/17 hikes in the prior six months, with one more increase expected before the end of the year. That was an indication that the Fed seemed committed to acting with restraint in tightening monetary policy, although moving towards a less-accommodative stance. However, the Fed did announce late in the period that it was prepared to begin reducing its balance sheet by limiting reinvestments in some of the holdings it had purchased during its multiple quantitative-easing programs between 2008 and 2014. Several geopolitical and domestic political factors that potentially could affect the economy remained in the background during the six-month period, though the heightened tensions between the United States and North Korea appeared to pose the only imminent concern to the market.

     In that environment, the yield-spread advantage of high-yield corporate bonds over U.S. Treasuries narrowed, and high-yield securities outperformed other fixed-income asset classes, with lower-rated credit in general outperforming higher-rated debt. (Credit spreads are commonly defined as the differences in yields between Treasuries and other types of fixed-income securities with similar maturities.) Within the high-yield market, for example, CCC-rated bonds outperformed BB-rated bonds. Returns, however, mostly came from the coupons (or yield) of the securities, as high-yield bond prices appreciated minimally, averaging about a 1% increase for the full six months. The positive performance by high-yield debt extended across a significant number of industry groups, though securities issued by some retailers and wireline telecommunication operators lagged the overall market.

Q What factors affected the Trust's performance relative to the benchmark BofA ML Index during the six-month period ended September 30, 2017?

A The Trust's portfolio performed well during the period. Most of the Trust's benchmark-relative outperformance derived from the use of leverage, or borrowed funds, used to invest in the market. The use of leverage increases the Trust's risk and has the effect of amplifying the magnitude of market swings on the portfolio. Just as the use of leverage can exaggerate negative Trust results during high-yield market slumps, the leverage used by the Trust also enhances the gains realized when the high-yield market is positive, as it was during the six-month period. Consistent with the market, virtually all the high-yield bond investments in the Trusts' portfolio fared well, with little dispersion of results from one industry to another.

     The Trust's heavy overweight to banks helped relative performance during the period, with notable contributions coming from investments in securities of the Royal Bank of Scotland, Bank of America, and the subordinated debt of

                       Pioneer High Income Trust | Semiannual Report | 9/30/17 5

     Intesa Sanpaolo, an Italian bank. Security selection was particularly positive for the Trust in the energy sector, with debt holdings of refiner Calumet and exploration-and-production company Extraction Oil & Gas outperforming. Security selection also was strong for the Trust among European holdings, with positions in Intralot, a global gaming company offering sports betting and lottery products, performing well, as did a position in the euro-denominated debt of Valeant Pharmaceuticals, a Canadian pharmaceutical firm.

     The Trust's small position in foreign currencies also had a positive impact on benchmark-relative results as many foreign currencies appreciated against the U.S. dollar during the period. On average, about 2.3% of the Trust's total investment portfolio was denominated in foreign currency.

     Individual positions that underperformed and detracted from the Trust's benchmark-relative returns during the period included bonds of two wireline telecommunications firms: Frontier and Windstream. Some security selections in health care also struggled, with the debt of hospital chain Community Health lagging due to problems related to the hurricanes that made landfall in the U.S. in the latter part of the period. The debt of Kindred Health Care, which provides home health care services and operates rehabilitation centers, also underperformed and detracted from the Trust's benchmark-relative results. In addition, the Trust's allocation to insurance-linked securities fared poorly over the final two months of the period, as two major earthquakes shook Mexico and three major hurricanes made landfall in the United States or its territories, thus generating numerous insurance claims. Finally, the Trust's cash position, at roughly 4% of the Trust's total investment portfolio, also held back benchmark-relative performance.

Q Did the Trust's dividend distributions to shareholders change during the six months ended September 30, 2017?

A The Trust's dividend** remained stable during the six months, but as yields in the market continue to fall and we reinvest the Trust's assets in newer securities, we inevitably are acquiring investments paying lower yields. That has the potential to affect the Trust's future distributions.

Q How did the level of leverage in the Trust change during the six-month period ended September 30, 2017?

A    The Trust employs leverage through a credit agreement.

     At the end of the six-month period on September 30, 2017, 28.3% of the Trust's total managed assets were financed by leverage, or borrowed funds, compared with 28.6% of the Trust's total managed assets financed by

**   Dividends are not guaranteed.

6 Pioneer High Income Trust | Semiannual Report | 9/30/17 leverage at the start of the period on April 1, 2017. The absolute amount of funds borrowed by the Trust did not change. The change in the percentage of leveraged funds was the result of changes in the values of the Trust's holdings.

Q Did the Trust have any investments in derivative securities during the six-month period ended September 30, 2017? If so, did the investments have a material effect on the Trust's performance?

A Yes, the Trust had investments in forward foreign currency transactions as a hedge against the portfolio's currency exposures. The investments had a slightly negative impact on relative performance during the six months.

Q    What is your investment outlook?

A We expect the domestic economy to continue to grow at a modest pace. Up until now, neither political nor governmental actions have affected the economy's expansion, either positively or negatively. However, further government de-regulation of the business environment and the possibility of tax reform legislation becoming a reality could potentially help accelerate economic growth and benefit risky securities. The major threat to this growth scenario is that the Fed becomes more aggressive in tightening monetary policy, which could restrain growth and impact market valuations. However, as we noted earlier, the Fed has thus far acted with restraint, and other major central banks, including the European Central Bank and the Bank of Japan, have remained more accommodative. Meanwhile, the upcoming Communist Party Congress in China will provide clues about future Chinese policy.

     As of period-end, risky assets are not cheap. Although the fundamental backdrop for high-yield bonds remains extremely positive (with the default rate expected to fall to 2%), high-yield bond prices are relatively high by historical standards, as the market has already priced in a low default rate. In the past year, credit-sensitive securities have shown remarkable resilience, but the fear remains that the market could become complacent, which could lead to a retreat in bond prices in the credit sectors. While the Trust's portfolio remains overweighted in securities with credit risk, we have reduced credit exposure and increased our cash position, which would allow us to add risk if the market were to sell off.

     Going forward, we intend to remain vigilant and to be prepared to adjust the Trust's credit exposure in the event market and economic conditions change. As always, we focus on credit research when picking the Fund's investments by examining the fundamentals and risks of each individual security.

                       Pioneer High Income Trust | Semiannual Report | 9/30/17 7

Please refer to the Schedule of Investments on pages 13-40 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

8 Pioneer High Income Trust | Semiannual Report | 9/30/17

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer High Income Trust | Semiannual Report | 9/30/17 9

Portfolio Summary | 9/30/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    83.4%
Senior Secured Floating Rate Loan Interests                                 4.8%
Convertible Bonds & Notes                                                   2.6%
Treasury Bills                                                              1.8%
Preferred Stocks                                                            1.7%
Repurchase Agreement                                                        1.3%
Convertible Preferred Stocks                                                1.1%
Commercial Papers                                                           0.9%
Sovereign Debt Obligations                                                  0.9%
Commercial Mortgage-Backed Securities                                       0.5%
Common Stocks                                                               0.4%
U.S. Government and Agency Obligations                                      0.3%
Collateralized Mortgage Obligations                                         0.2%
Asset Backed Securities                                                     0.1%
Municipal Collateralized Debt Obligation                                    0.0%+
Right / Warrants                                                            0.0%+

* Includes investments in Insurance Linked Securities totaling 2.2% of total investment portfolio.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1.   Hanover Insurance Corp., 7.625%, 10/15/25                                           1.54%
-----------------------------------------------------------------------------------------------
 2.   Meritor, Inc., 7.875%, 3/1/26                                                       1.47
-----------------------------------------------------------------------------------------------
 3.   Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR + 712 bps), 6/15/58 (144A)    1.20
-----------------------------------------------------------------------------------------------
 4.   Bank of America Corp., 7.25%                                                        1.04
-----------------------------------------------------------------------------------------------
 5.   Calpine Corp., 5.75%, 1/15/25                                                       1.03
-----------------------------------------------------------------------------------------------
 6.   Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                                        1.03
-----------------------------------------------------------------------------------------------
 7.   Hercules, Inc., 6.5%, 6/30/29                                                       0.96
-----------------------------------------------------------------------------------------------
 8.   SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                                   0.92
-----------------------------------------------------------------------------------------------
 9.   Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.5%, 4/15/21       0.90
-----------------------------------------------------------------------------------------------
10.   Rain CII Carbon LLC / CII Carbon Corp., 8.25%, 1/15/21 (144A)                       0.90
-----------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer High Income Trust | Semiannual Report | 9/30/17

Prices and Distributions | 9/30/17

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   9/30/17                              3/31/17
--------------------------------------------------------------------------------
      Market Value                  $10.02                                $9.87
--------------------------------------------------------------------------------
Premium/(Discount)                  (7.6)%                                (7.8)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   9/30/17                              3/31/17
--------------------------------------------------------------------------------
Net Asset Value                     $10.85                                $10.70
--------------------------------------------------------------------------------

Distributions per Share: 4/1/17 - 9/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Net Investment           Short-Term               Long-Term
                   Income              Capital Gains            Capital Gains
--------------------------------------------------------------------------------
                   $0.3900                $  --                    $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 9/30/17                              3/31/17
--------------------------------------------------------------------------------
      30-Day SEC Yield            8.21%                                8.69%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 11

Performance Update | 9/30/17

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index.

Average Annual Total Returns
(As of September 30, 2017)
--------------------------------------------------------------------------------
                Net                      BofA ML
                Asset                    U.S. High
                Value        Market      Yield
Period          (NAV)        Price       Index
--------------------------------------------------------------------------------
10 years         8.28%        6.78%      7.72%
5 years          5.90        -2.11       6.38
1 year          13.54         3.65       9.06
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer High             BofA ML U.S.
                Income Trust             High Yield Index
9/07            $10,000                  $10,000
9/08            $ 7,163                  $ 8,836
9/09            $11,246                  $10,812
9/10            $15,087                  $12,813
9/11            $17,016                  $12,983
9/12            $21,443                  $15,441
9/13            $21,603                  $16,537
9/14            $23,822                  $17,732
9/15            $16,188                  $17,100
9/16            $18,591                  $19,292
9/17            $19,271                  $21,040

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Bank of America Merrill Lynch U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Semiannual Report | 9/30/17

Schedule of Investments | 9/30/17 (unaudited)

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                UNAFFILIATED ISSUERS - 137.8%
                                ASSET BACKED SECURITIES -- 0.1% of
                                Net Assets
                                BANKS -- 0.1%
                                Thrifts & Mortgage Finance -- 0.1%
           300,000              InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                                11/15/46 (144A)                                                $      308,081
            24,735(a)           Security National Mortgage Loan Trust, Series 2007-1A,
                                Class 1A3, 6.55%, 4/25/37 (144A)                                       24,673
                                                                                               ---------------
                                Total Banks                                                    $      332,754
--------------------------------------------------------------------------------------------------------------
                                TOTAL ASSET BACKED SECURITIES
                                (Cost $319,880)                                                $      332,754
--------------------------------------------------------------------------------------------------------------
                                COLLATERALIZED MORTGAGE OBLIGATIONS --
                                0.2% of Net Assets
                                DIVERSIFIED FINANCIALS -- 0.2%
                                Thrifts & Mortgage Finance -- 0.2%
           660,000(a)           GMAT Trust, Series 2013-1A, Class M, 5.0%,
                                11/25/43 (144A)                                                $      570,396
            75,410              Homeowner Assistance Program Reverse Mortgage Loan
                                Trust, Series 2013-RM1, Class A, 4.0%, 5/26/53 (144A)                  74,995
                                                                                               ---------------
                                Total Diversified Financials                                   $      645,391
--------------------------------------------------------------------------------------------------------------
                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                (Cost $711,573)                                                $      645,391
--------------------------------------------------------------------------------------------------------------
                                COMMERCIAL MORTGAGE-BACKED
                                SECURITIES -- 0.7% of Net Assets
                                BANKS -- 0.5%
                                Thrifts & Mortgage Finance -- 0.5%
         1,000,000(a)           Citigroup Commercial Mortgage Trust, Series 2014-GC23,
                                Class E, 3.208%, 7/10/47 (144A)                                $      643,948
           389,860(b)           GS Mortgage Securities Trust, Series 2014-GSFL, Class D,
                                5.134% (1 Month USD LIBOR + 390 bps), 7/15/31 (144A)                  390,791
           500,000(a)           JPMBB Commercial Mortgage Securities Trust, Series
                                2014-C25, Class D, 4.095%, 11/15/47 (144A)                            394,814
           200,000              Morgan Stanley Bank of America Merrill Lynch Trust,
                                Series 2015-C25, Class D, 3.068%, 10/15/48                            162,007
                                                                                               ---------------
                                Total Banks                                                    $    1,591,560
--------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.2%
                                Thrifts & Mortgage Finance -- 0.2%
           700,000(b)           CFCRE Mortgage Trust, Series 2015-RUM, Class E, 5.827%
                                (1 Month USD LIBOR + 460 bps), 7/15/30 (144A)                  $      683,603
                                                                                               ---------------
                                Total Diversified Financials                                   $      683,603
--------------------------------------------------------------------------------------------------------------
                                TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                                (Cost $2,387,281)                                              $    2,275,163
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 13

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                SENIOR SECURED FLOATING RATE LOAN
                                INTERESTS -- 6.6% of Net Assets* (b)
                                CAPITAL GOODS -- 1.1%
                                Aerospace & Defense -- 1.0%
         2,133,875(c)           ADS Tactical, Inc., Term Loan, 8.796% (LIBOR +
                                750 bps), 12/31/22                                             $    2,133,875
           878,910              DynCorp International, Inc., Term Loan B2, 7.750%
                                (LIBOR + 600 bps), 7/7/20                                             883,122
                                                                                               ---------------
                                                                                               $    3,016,997
--------------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.1%
           376,200              Blount International, Inc., Initial Term Loan, 6.242%
                                (LIBOR + 500 bps/PRIME + 400 bps), 4/12/23                     $      380,197
                                                                                               ---------------
                                Total Capital Goods                                            $    3,397,194
--------------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.2%
                                Education Services -- 0.2%
           722,304              Cengage Learning Acquisitions, Inc., 2016 Refinancing
                                Term Loan, 5.485% (LIBOR + 425 bps), 6/7/23                    $      671,291
                                                                                               ---------------
                                Total Consumer Services                                        $      671,291
--------------------------------------------------------------------------------------------------------------
                                ENERGY -- 1.3%
                                Oil & Gas Drilling -- 0.7%
         1,345,000              Gavilan Resources LLC, Second Lien Initial Term Loan,
                                7.231% (LIBOR + 600 bps), 3/1/24                               $    1,301,287
         1,050,500              Jonah Energy LLC, Second Lien Initial Term Loan, 9.750%
                                (PRIME + 550 bps), 5/12/21                                          1,050,829
                                                                                               ---------------
                                                                                               $    2,352,116
--------------------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 0.2%
           500,000              Chesapeake Energy Corp., Term Loan Class A, 8.814%
                                (LIBOR + 750 bps), 8/23/21                                     $      539,219
--------------------------------------------------------------------------------------------------------------
                                Pipeline -- 0.4%
         1,361,588              Summit Midstream Partners Holdings LLC, Term Loan
                                Credit Facility, 7.235% (LIBOR + 600 bps), 5/13/22             $    1,382,011
                                                                                               ---------------
                                Total Energy                                                   $    4,273,346
--------------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 0.2%
                                Agricultural Products -- 0.2%
           500,000              NVA Holdings, Inc., Second Lien Term Loan, 8.333%
                                (LIBOR + 700 bps), 8/14/22                                     $      504,687
                                                                                               ---------------
                                Total Food, Beverage & Tobacco                                 $      504,687
--------------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                Health Care Services -- 0.4%
           992,405              HC Group Holdings III, Inc., First Lien Initial Term Loan,
                                6.317% (LIBOR + 500 bps), 4/7/22                               $    1,003,570

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Health Care Services -- (continued)
           198,492              nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                                Term B-2 Loan, 5.735% (LIBOR + 450 bps), 10/20/22              $      199,702
                                                                                               ---------------
                                                                                               $    1,203,272
--------------------------------------------------------------------------------------------------------------
                                Health Care Technology -- 0.2%
         1,313,405(c)           Medical Card System, Inc., Term Loan, 1.5% (LIBOR +
                                50 bps), 5/31/19                                               $      853,713
                                                                                               ---------------
                                Total Health Care Equipment & Services                         $    2,056,985
--------------------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                Personal Products -- 0.3%
         1,120,137              Revlon Consumer Products Corp., Initial Term B Loan,
                                4.735% (LIBOR + 350 bps), 9/7/23                               $    1,007,161
                                                                                               ---------------
                                Total Household & Personal Products                            $    1,007,161
--------------------------------------------------------------------------------------------------------------
                                INSURANCE -- 0.6%
                                Property & Casualty Insurance -- 0.6%
         1,885,452              Confie Seguros Holding II Co., Second Lien Term Loan,
                                10.985% (LIBOR + 975 bps), 5/8/19                              $    1,852,457
                                                                                               ---------------
                                Total Insurance                                                $    1,852,457
--------------------------------------------------------------------------------------------------------------
                                MATERIALS -- 0.5%
                                Diversified Metals & Mining -- 0.0%+
           126,586(e)(f)        PT Bakrie & Brothers Tbk, Facility Term Loan B,
                                8.152%, 1/13/18                                                $       13,292
--------------------------------------------------------------------------------------------------------------
                                Paper Packaging -- 0.4%
         1,237,138              Caraustar Industries, Inc., Refinancing Term Loan,
                                6.833% (LIBOR + 550 bps), 3/14/22                              $    1,239,845
--------------------------------------------------------------------------------------------------------------
                                Paper Products -- 0.1%
           344,899              Ranpak Corp., Second Lien Initial Term Loan, 8.484%
                                (LIBOR + 725 bps), 10/3/22                                     $      343,174
                                                                                               ---------------
                                Total Materials                                                $    1,596,311
--------------------------------------------------------------------------------------------------------------
                                MEDIA -- 1.2%
                                Movies & Environment -- 0.3%
           787,500              Redbox Automated Retail LLC, First Lien Term B Loan,
                                8.735% (LIBOR + 750 bps), 9/27/21                              $      792,422
--------------------------------------------------------------------------------------------------------------
                                Publishing -- 0.9%
            79,455              Lee Enterprises, Inc., First Lien Term Loan, 7.485%
                                (LIBOR + 625 bps), 3/31/19                                     $       79,853
         2,789,688              McGraw-Hill Global Education Holdings LLC, First Lien
                                Term B Loan, 5.235% (LIBOR + 400 bps), 5/4/22                       2,744,645
                                                                                               ---------------
                                                                                               $    2,824,498
                                                                                               ---------------
                                Total Media                                                    $    3,616,920
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 15

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 0.2%
                                Life Sciences Tools & Services -- 0.2%
           500,000              Albany Molecular Research, Inc., Second Lien Initial
                                Term Loan, 8.333% (LIBOR + 700 bps), 8/30/25                   $      507,657
                                                                                               ---------------
                                Total Pharmaceuticals, Biotechnology & Life Sciences           $      507,657
--------------------------------------------------------------------------------------------------------------
                                RETAILING -- 0.3%
                                Automotive Retail -- 0.3%
           985,355              CWGS Group LLC, Term Loan, 4.981% (LIBOR +
                                375 bps), 11/8/23                                              $      991,637
                                                                                               ---------------
                                Total Retailing                                                $      991,637
--------------------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 0.1%
                                Application Software -- 0.1%
           500,000              STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                                6.583% (LIBOR + 525 bps), 6/30/22                              $      487,500
                                                                                               ---------------
                                Total Software & Services                                      $      487,500
--------------------------------------------------------------------------------------------------------------
                                TOTAL SENIOR SECURED FLOATING RATE
                                LOAN INTERESTS
                                (Cost $21,403,685)                                             $   20,963,146
--------------------------------------------------------------------------------------------------------------
                                CORPORATE BONDS & NOTES -- 114.9% of
                                Net Assets
                                AUTOMOBILES & COMPONENTS -- 1.9%
                                Auto Parts & Equipment -- 1.0%
EUR        360,000(g)           IHO Verwaltungs GmbH, 3.25% (4.0% PIK 0.0% cash),
                                9/15/23 (144A)                                                 $      441,828
EUR        840,000(g)           IHO Verwaltungs GmbH, 3.75% (4.5% PIK 0.0% cash),
                                9/15/26 (144A)                                                      1,049,571
         1,744,000              International Automotive Components Group SA,
                                9.125%, 6/1/18 (144A)                                               1,744,000
                                                                                               ---------------
                                                                                               $    3,235,399
--------------------------------------------------------------------------------------------------------------
                                Automobile Manufacturers -- 0.9%
           600,000              Dana Financing Luxembourg S.a.r.l., 5.75%,
                                4/15/25 (144A)                                                 $      632,625
         2,020,000              TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)              2,141,200
                                                                                               ---------------
                                                                                               $    2,773,825
                                                                                               ---------------
                                Total Automobiles & Components                                 $    6,009,224
--------------------------------------------------------------------------------------------------------------
                                BANKS -- 3.8%
                                Diversified Banks -- 2.7%
         1,200,000              Access Bank Plc, 10.5%, 10/19/21 (144A)                        $    1,325,544
           200,000(a)           Banco Nacional de Comercio Exterior SNC, 3.8% (5 Year
                                U.S. Treasury Yield Curve Rate T Note Constant maturity +
                                300 bps), 8/11/26 (144A)                                              200,250

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Diversified Banks -- (continued)
           600,000(a)(h)        Bank of America Corp., 6.5% (3 Month USD
                                LIBOR + 417 bps)                                               $      678,375
         1,239,000(a)(h)        Goldman Sachs Capital II, 4.0% (3 Month USD
                                LIBOR + 77 bps)                                                     1,112,002
           675,000(a)(h)        Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                                Semi Annual 30/360 + 546 bps) (144A)                                  704,531
ARS     12,142,000(i)           Letras del Banco Central de la Republica Argentina, 4/18/18           609,403
           200,000(a)(h)        Royal Bank of Scotland Group Plc, 7.5% (5 Year USD
                                Swap Semi Annual 30/360 + 580 bps)                                    209,450
         2,250,000(a)(h)        Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                                Swap Semi Annual 30/360 + 760 bps)                                  2,494,688
           980,000(a)(h)        Societe Generale SA, 7.375% (5 Year USD Swap Semi
                                Annual 30/360 + 624 bps) (144A)                                     1,060,850
                                                                                               ---------------
                                                                                               $    8,395,093
--------------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- 1.1%
         3,415,000              Provident Funding Associates LP / PFG Finance Corp.,
                                6.375%, 6/15/25 (144A)                                         $    3,585,750
                                                                                               ---------------
                                Total Banks                                                    $   11,980,843
--------------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 3.8%
                                Aerospace & Defense -- 0.4%
         1,085,000              Engility Corp., 8.875%, 9/1/24                                 $    1,190,788
--------------------------------------------------------------------------------------------------------------
                                Agricultural & Farm Machinery -- 0.6%
         1,890,000              Titan International, Inc., 6.875%, 10/1/20                     $    1,947,645
--------------------------------------------------------------------------------------------------------------
                                Building Products -- 0.1%
           400,000              Griffon Corp., 5.25%, 3/1/22                                   $      406,000
--------------------------------------------------------------------------------------------------------------
                                Construction & Engineering -- 0.4%
           486,498(g)           Abengoa Abenewco 2 SAU, 1.5% (1.25% PIK 0.0%
                                cash), 3/31/23 (144A)                                          $       51,082
           975,000              Tutor Perini Corp., 6.875%, 5/1/25 (144A)                           1,057,875
                                                                                               ---------------
                                                                                               $    1,108,957
--------------------------------------------------------------------------------------------------------------
                                Construction Machinery & Heavy Trucks -- 0.1%
           330,000              Meritor, Inc., 6.25%, 2/15/24                                  $      351,038
--------------------------------------------------------------------------------------------------------------
                                Industrial Conglomerates -- 0.8%
         1,050,000              CSVC Acquisition Corp., 7.75%, 6/15/25 (144A)                  $    1,029,000
         1,070,000              JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                      1,118,150
           335,000              Park-Ohio Industries, Inc., 6.625%, 4/15/27                           360,962
                                                                                               ---------------
                                                                                               $    2,508,112
--------------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 1.4%
         2,050,000              Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                       $    1,896,250
         2,010,000              Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                        2,060,250

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- (continued)
           500,000              EnPro Industries, Inc., 5.875%, 9/15/22 (144A)                 $      521,875
                                                                                               ---------------
                                                                                               $    4,478,375
                                                                                               ---------------
                                Total Capital Goods                                            $   11,990,915
--------------------------------------------------------------------------------------------------------------
                                COMMERCIAL & PROFESSIONAL SERVICES -- 0.5%
                                Commercial Printing -- 0.1%
           517,000              Cenveo Corp., 6.0%, 8/1/19 (144A)                              $      409,723
--------------------------------------------------------------------------------------------------------------
                                Security & Alarm Services -- 0.4%
         1,015,000              Prime Security Services Borrower LLC / Prime Finance,
                                Inc., 9.25%, 5/15/23 (144A)                                    $    1,120,113
                                                                                               ---------------
                                Total Commercial & Professional Services                       $    1,529,836
--------------------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 3.6%
                                Homebuilding -- 2.8%
           475,000              Beazer Homes USA, Inc., 6.75%, 3/15/25                         $      500,222
         1,235,000              Beazer Homes USA, Inc., 8.75%, 3/15/22                              1,365,138
           800,000              Brookfield Residential Properties, Inc., 6.375%,
                                5/15/25 (144A)                                                        842,000
         1,500,000              KB Home, 7.0%, 12/15/21                                             1,683,750
           790,000              KB Home, 7.5%, 9/15/22                                                904,550
         1,035,000              KB Home, 7.625%, 5/15/23                                            1,179,900
         1,975,000              Rialto Holdings LLC / Rialto Corp., 7.0%, 12/1/18 (144A)            1,989,813
           565,000              Taylor Morrison Communities, Inc. / Taylor Morrison
                                Holdings II, Inc., 5.625%, 3/1/24 (144A)                              587,600
                                                                                               ---------------
                                                                                               $    9,052,973
--------------------------------------------------------------------------------------------------------------
                                Housewares & Specialties -- 0.1%
           185,000              American Greetings Corp., 7.875%, 2/15/25 (144A)               $      200,263
--------------------------------------------------------------------------------------------------------------
                                Textiles -- 0.7%
         2,220,000              Springs Industries, Inc., 6.25%, 6/1/21                        $    2,289,375
                                                                                               ---------------
                                Total Consumer Durables & Apparel                              $   11,542,611
--------------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 8.1%
                                Casinos & Gaming -- 4.4%
           415,000              Codere Finance 2 Luxembourg SA, 7.625%, 11/1/21 (144A)         $      421,308
         1,325,000              Eldorado Resorts, Inc., 6.0%, 4/1/25                                1,391,250
         1,890,000              Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                          1,923,075
EUR      1,575,000              Intralot Capital Luxembourg SA, 6.75%, 9/15/21 (144A)               1,988,881
           751,280(e)(g)        Mashantucket Western Pequot Tribe, 6.5% (5.5% PIK
                                1.0% cash), 7/1/36                                                      3,756
         1,700,000              MGM Resorts International, 6.0%, 3/15/23                            1,874,250
         1,225,000              Scientific Games International, Inc., 6.25%, 9/1/20                 1,240,312

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Casinos & Gaming -- (continued)
         2,350,000              Scientific Games International, Inc., 6.625%, 5/15/21          $    2,408,750
         2,565,000              Scientific Games International, Inc., 10.0%, 12/1/22                2,840,738
                                                                                               ---------------
                                                                                               $   14,092,320
--------------------------------------------------------------------------------------------------------------
                                Hotels, Resorts & Cruise Lines -- 1.6%
           680,000              Hilton Grand Vacations Borrower LLC / Hilton Grand
                                Vacations Borrower, Inc., 6.125%, 12/1/24 (144A)               $      745,620
           540,000              Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                  577,800
           723,000              Viking Cruises Ltd., 5.875%, 9/15/27 (144A)                           725,494
         2,790,000              Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                         2,877,188
                                                                                               ---------------
                                                                                               $    4,926,102
--------------------------------------------------------------------------------------------------------------
                                Restaurants -- 1.0%
         1,045,000              Landry's, Inc., 6.75%, 10/15/24 (144A)                         $    1,056,756
         2,000,000              PF Chang's China Bistro, Inc., 10.25%, 6/30/20 (144A)               1,955,000
                                                                                               ---------------
                                                                                               $    3,011,756
--------------------------------------------------------------------------------------------------------------
                                Specialized Consumer Services -- 1.1%
         1,795,000              Monitronics International, Inc., 9.125%, 4/1/20                $    1,597,550
         2,010,000              StoneMor Partners LP / Cornerstone Family Services of WV,
                                7.875%, 6/1/21                                                      1,929,600
                                                                                               ---------------
                                                                                               $    3,527,150
                                                                                               ---------------
                                Total Consumer Services                                        $   25,557,328
--------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 3.7%
                                Consumer Finance -- 1.3%
         1,030,000              Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%,
                                4/1/20 (144A)                                                  $    1,062,187
           735,000              Navient Corp., 6.625%, 7/26/21                                        786,450
           500,000              Quicken Loans, Inc., 5.75%, 5/1/25 (144A)                             525,000
         1,720,000              TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                                9/15/18 (144A)                                                      1,591,000
                                                                                               ---------------
                                                                                               $    3,964,637
--------------------------------------------------------------------------------------------------------------
                                Diversified Capital Markets -- 0.2%
           700,000(a)(h)        Credit Suisse Group AG, 7.5% (5 Year USD Swap
                                Rate + 460 bps) (144A)                                         $      791,007
--------------------------------------------------------------------------------------------------------------
                                Other Diversified Financial Services -- 1.0%
         3,000,000(c)(j)        Fixed Income Trust Series 2013-A, 0.0%,
                                10/15/97 (144A)                                                $    3,231,298
--------------------------------------------------------------------------------------------------------------
                                Specialized Finance -- 1.1%
           425,000              Nationstar Mortgage LLC / Nationstar Capital Corp.,
                                6.5%, 7/1/21                                                   $      433,500
         2,845,000              Nationstar Mortgage LLC / Nationstar Capital Corp.,
                                6.5%, 6/1/22                                                        2,923,238
                                                                                               ---------------
                                                                                               $    3,356,738
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 19

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Supranational -- 0.1%
IDR  5,800,000,000              European Investment Bank, 7.2%, 7/9/19 (144A)                  $      438,615
                                                                                               ---------------
                                Total Diversified Financials                                   $   11,782,295
--------------------------------------------------------------------------------------------------------------
                                ENERGY -- 24.1%
                                Integrated Oil & Gas -- 0.8%
           305,000              Ascent Resources Utica Holdings LLC / ARU Finance
                                Corp., 10.0%, 4/1/22 (144A)                                    $      327,112
           650,000              Petrobras Global Finance BV, 7.375%, 1/17/27                          715,650
           750,000              YPF SA, 8.875%, 12/19/18 (144A)                                       801,000
ARS     15,750,000              YPF SA, 16.5%, 5/9/22 (144A)                                          854,853
                                                                                               ---------------
                                                                                               $    2,698,615
--------------------------------------------------------------------------------------------------------------
                                Oil & Gas Drilling -- 1.6%
           280,000              Rowan Cos., Inc., 4.875%, 6/1/22                               $      262,500
         2,434,000              Rowan Cos., Inc., 5.4%, 12/1/42                                     1,849,840
           131,000              Rowan Cos., Inc., 5.85%, 1/15/44                                      104,145
         1,630,711              Shelf Drilling Holdings, Ltd., 9.5%, 11/2/20 (144A)                 1,649,056
         1,150,000              Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                     1,075,250
                                                                                               ---------------
                                                                                               $    4,940,791
--------------------------------------------------------------------------------------------------------------
                                Oil & Gas Equipment & Services -- 1.1%
         1,308,000              Archrock Partners LP / Archrock Partners Finance Corp.,
                                6.0%, 4/1/21                                                   $    1,281,840
           690,000              Archrock Partners LP / Archrock Partners Finance Corp.,
                                6.0%, 10/1/22                                                         671,025
         1,020,000              McDermott International, Inc., 8.0%, 5/1/21 (144A)                  1,053,150
           350,000              SESI LLC, 7.75%, 9/15/24 (144A)                                       362,250
                                                                                               ---------------
                                                                                               $    3,368,265
--------------------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 10.8%
           900,000              Alta Mesa Holdings LP / Alta Mesa Finance Services
                                Corp., 7.875%, 12/15/24 (144A)                                 $      972,000
         1,750,000              California Resources Corp., 8.0%, 12/15/22 (144A)                   1,137,500
           525,000              Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                                536,156
           502,000              Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                        540,905
         1,000,000              Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                  1,040,000
           860,000              Extraction Oil & Gas, Inc. / Extraction Finance Corp.,
                                7.875%, 7/15/21 (144A)                                                907,300
         1,220,000              Great Western Petroleum LLC / Great Western Finance,
                                Inc., 9.0%, 9/30/21 (144A)                                          1,227,625
         1,570,000              Gulfport Energy Corp., 6.0%, 10/15/24                               1,581,775
         1,000,000              Gulfport Energy Corp., 6.375%, 5/15/25                              1,012,500
           600,000              Halcon Resources Corp., 6.75%, 2/15/25 (144A)                         621,000
         2,035,000              Halcon Resources Corp., 12.0%, 2/15/22 (144A)                       2,452,175
           300,000              MEG Energy Corp., 6.5%, 1/15/25 (144A)                                292,875

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- (continued)
         2,450,000              MEG Energy Corp., 7.0%, 3/31/24 (144A)                         $    2,100,876
           330,000              Murphy Oil Corp., 6.875%, 8/15/24                                     351,859
         2,175,000              Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                  2,269,708
         1,185,000              Oasis Petroleum, Inc., 6.875%, 3/15/22                              1,205,737
         2,006,433(g)           PetroQuest Energy, Inc., 10.0% (9.0% PIK 1.0%
                                cash), 2/15/21                                                      1,504,825
         1,800,000              Rice Energy, Inc., 6.25%, 5/1/22                                    1,881,000
         2,935,000              Sanchez Energy Corp., 7.75%, 6/15/21                                2,780,913
         3,000,000              Seven Generations Energy, Ltd., 8.25%, 5/15/20 (144A)               3,135,000
         2,083,000              SM Energy Co., 6.5%, 1/1/23                                         2,098,622
           625,000              Whiting Petroleum Corp., 5.0%, 3/15/19                                625,188
         2,015,000              Whiting Petroleum Corp., 5.75%, 3/15/21                             1,979,738
           950,000              WPX Energy, Inc., 7.5%, 8/1/20                                      1,033,125
           995,000              WPX Energy, Inc., 8.25%, 8/1/23                                     1,115,644
                                                                                               ---------------
                                                                                               $   34,404,046
--------------------------------------------------------------------------------------------------------------
                                Oil & Gas Refining & Marketing -- 2.1%
         3,859,000              Calumet Specialty Products Partners LP / Calumet Finance
                                Corp., 6.5%, 4/15/21                                           $    3,769,761
           750,000              Calumet Specialty Products Partners LP / Calumet Finance
                                Corp., 7.75%, 4/15/23                                                 733,125
           366,316(b)           EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                                6.961% (3 Month USD LIBOR + 563 bps), 9/24/19                         368,147
         1,350,000              PBF Holding Co. LLC / PBF Finance Corp., 7.0%, 11/15/23             1,388,812
           385,000              PBF Logistics LP / PBF Logistics Finance Corp.,
                                6.875%, 5/15/23                                                       395,588
                                                                                               ---------------
                                                                                               $    6,655,433
--------------------------------------------------------------------------------------------------------------
                                Oil & Gas Services & Equipment -- 0.2%
           635,000              Exterran Energy Solutions LP / EES Finance Corp.,
                                8.125%, 5/1/25 (144A)                                          $      657,225
--------------------------------------------------------------------------------------------------------------
                                Oil & Gas Storage & Transportation -- 7.5%
         1,145,000              Blue Racer Midstream LLC / Blue Racer Finance Corp.,
                                6.125%, 11/15/22 (144A)                                        $    1,187,937
           250,000              Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/24                   285,000
           875,000              Crestwood Midstream Partners LP / Crestwood
                                Midstream Finance Corp., 6.25%, 4/1/23                                902,344
           910,000              DCP Midstream Operating LP, 5.6%, 4/1/44                              848,575
         1,210,000              Delek Logistics Partners LP, 6.75%, 5/15/25 (144A)                  1,219,075
         1,524,000(b)           Energy Transfer LP, 4.328% (3 Month USD LIBOR +
                                302 bps), 11/1/66                                                   1,375,410
           248,000              EnLink Midstream Partners LP, 5.05%, 4/1/45                           238,929
           717,000              EnLink Midstream Partners LP, 5.6%, 4/1/44                            738,506
           350,000(a)           Enterprise Products Operating LLC, 5.018% (3 Month USD
                                LIBOR + 371 bps), 8/1/66                                              350,175

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 21

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Oil & Gas Storage & Transportation -- (continued)
           766,000              Genesis Energy LP / Genesis Energy Finance Corp.,
                                6.5%, 10/1/25                                                  $      757,383
         2,500,000              Genesis Energy LP / Genesis Energy Finance Corp.,
                                6.75%, 8/1/22                                                       2,556,250
         1,410,000              Global Partners LP / GLP Finance Corp., 6.25%, 7/15/22              1,427,625
         2,175,000              Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23               2,185,875
         1,850,000              ONEOK, Inc., 6.875%, 9/30/28                                        2,152,993
         2,500,000              Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23                    2,656,250
           360,000              Targa Resources Partners LP / Targa Resources Partners
                                Finance Corp., 4.125%, 11/15/19                                       363,600
         1,185,000              Western Refining Logistics LP / WNRL Finance Corp.,
                                7.5%, 2/15/23                                                       1,267,950
         3,040,000              Williams Cos., Inc., 5.75%, 6/24/44                                 3,214,800
                                                                                               ---------------
                                                                                               $   23,728,677
                                                                                               ---------------
                                Total Energy                                                   $   76,453,052
--------------------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 0.6%
                                Food Retail -- 0.6%
           950,000              C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)              $      940,500
           434,059(e)           Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                            177,964
           805,000              Tops Holding LLC / Tops Markets II Corp., 8.0%,
                                6/15/22 (144A)                                                        535,325
                                                                                               ---------------
                                Total Food & Staples Retailing                                 $    1,653,789
--------------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 5.7%
                                Agricultural Products -- 0.3%
         1,037,796              Pinnacle Operating Corp., 9.0%, 5/15/23 (144A)                 $      980,717
--------------------------------------------------------------------------------------------------------------
                                Packaged Foods & Meats -- 4.2%
           840,000(e)           CFG Investment SAC, 9.75%, 7/30/19 (144A)                      $      846,300
         1,240,000              Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)                   1,277,200
           750,000              Marfrig Holding Europe BV, 8.0%, 6/8/23 (144A)                        775,837
         1,000,000              Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)                    1,030,000
         1,200,000              Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)                   1,194,000
         1,240,000              Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                         1,252,710
         3,400,000              Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                        3,548,750
         1,250,000              Post Holdings, Inc., 5.0%, 8/15/26 (144A)                           1,246,875
         2,000,000              Post Holdings, Inc., 6.0%, 12/15/22 (144A)                          2,095,000
                                                                                               ---------------
                                                                                               $   13,266,672
--------------------------------------------------------------------------------------------------------------
                                Soft Drinks -- 0.5%
         1,625,000              Cott Beverages, Inc., 5.375%, 7/1/22                           $    1,694,063
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Tobacco -- 0.7%
           340,000              Alliance One International, Inc., 8.5%, 4/15/21 (144A)         $      354,450
         2,245,000              Alliance One International, Inc., 9.875%, 7/15/21                   1,975,600
                                                                                               ---------------
                                                                                               $    2,330,050
                                                                                               ---------------
                                Total Food, Beverage & Tobacco                                 $   18,271,502
--------------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 5.2%
                                Health Care Facilities -- 4.2%
         3,365,000              CHS/Community Health Systems, Inc., 6.875%, 2/1/22             $    2,641,525
           610,000              CHS/Community Health Systems, Inc., 8.0%, 11/15/19                    593,988
         2,400,000              Kindred Healthcare, Inc., 6.375%, 4/15/22                           2,172,000
         2,000,000              Kindred Healthcare, Inc., 8.0%, 1/15/20                             1,964,380
         2,540,000              RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                                5/1/23 (144A)                                                       2,670,175
           360,000              Tenet Healthcare Corp., 7.5%, 1/1/22 (144A)                           381,150
         2,830,000              Universal Hospital Services, Inc., 7.625%, 8/15/20                  2,865,375
                                                                                               ---------------
                                                                                               $   13,288,593
--------------------------------------------------------------------------------------------------------------
                                Health Care Services -- 1.0%
         2,250,000              BioScrip, Inc., 8.875%, 2/15/21                                $    2,058,750
         1,340,000              Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                   1,269,650
                                                                                               ---------------
                                                                                               $    3,328,400
                                                                                               ---------------
                                Total Health Care Equipment & Services                         $   16,616,993
--------------------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 1.0%
                                Personal Products -- 1.0%
           250,000              Revlon Consumer Products Corp., 5.75%, 2/15/21                 $      218,125
         3,925,000              Revlon Consumer Products Corp., 6.25%, 8/1/24                       3,032,063
                                                                                               ---------------
                                Total Household & Personal Products                            $    3,250,188
--------------------------------------------------------------------------------------------------------------
                                INSURANCE -- 7.3%
                                Multi-Line Insurance -- 2.2%
         3,075,000(a)           Liberty Mutual Group, Inc., 10.75% (3 Month USD
                                LIBOR + 712 bps), 6/15/58 (144A)                               $    5,043,000
         1,100,000              MetLife, Inc., 10.75%, 8/1/39                                       1,839,750
                                                                                               ---------------
                                                                                               $    6,882,750
--------------------------------------------------------------------------------------------------------------
                                Property & Casualty Insurance -- 2.0%
         5,300,000              Hanover Insurance Corp., 7.625%, 10/15/25                      $    6,471,347
           265,000(a)(h)        Sirius International Group, Ltd., 4.535% (3 Month USD
                                LIBOR + 320 bps) (144A)                                               264,735
                                                                                               ---------------
                                                                                               $    6,736,082
--------------------------------------------------------------------------------------------------------------
                                Reinsurance -- 3.1%
           500,000(b)           Alamo Re, Ltd., 5.862% (3 Month U.S. Treasury Bill +
                                481 bps), 6/7/18 (144A) (Cat Bond)                             $      502,350

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 23

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Reinsurance -- (continued)
           500,000(d)(k)(l)     Arlington Segregated Account (Artex SAC, Ltd.), Variable
                                Rate Notes, 8/1/18                                             $       24,300
           700,000(d)(k)(l)     Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                                Rate Notes, 12/31/17                                                   14,280
           700,000(d)(k)(l)     Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                                Rate Notes, 11/30/20                                                   75,740
         1,000,000(d)(k)(l)     Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                                Rate Notes, 11/30/21                                                  835,400
           500,000(d)(k)(l)     Cyprus Segregated Account (Artex SAC, Ltd.), Variable
                                Rate Notes, 1/10/18                                                   431,050
         1,000,000(d)(k)(l)     Gullane Segregated Account (Artex SAC, Ltd.), Variable
                                Rate Notes, 4/29/18                                                   980,200
         1,300,000(d)(k)(l)     Gullane Segregated Account (Artex SAC, Ltd.), Variable
                                Rate Notes, 11/30/20                                                   28,340
           750,000(b)           Kilimanjaro Re, Ltd., 5.798% (3 Month U.S. Treasury Bill +
                                475 bps), 4/30/18 (144A) (Cat Bond)                                   748,125
           250,000(b)           Kilimanjaro Re, Ltd., Series 2015-1, Class D, 10.298%
                                (3 Month U.S. Treasury Bill + 925 bps), 12/6/19 (144A)
                                (Cat Bond)                                                            243,375
           250,000(b)           Kilimanjaro Re, Ltd., Series 2015-1, Class E, 7.798%
                                (3 Month U.S. Treasury Bill + 675 bps), 12/6/19 (144A)
                                (Cat Bond)                                                            252,150
           250,000(d)(k)(l)     Limestone Re, Ltd., Series 1, Class A Non Voting, 8/31/21             221,775
           250,000(d)(k)(l)     Limestone Re, Ltd., Series 1, Class A Voting, 8/31/21                 221,775
           800,000(d)(k)(l)     Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/19            44,800
           400,000(d)(k)(l)     Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/20           376,880
         1,000,000(d)(k)(l)     Pangaea Re Segregated Account (Artex SAC, Ltd.),
                                Series 2015-1, Variable Rate Notes, 2/1/19                              4,500
         1,000,000(d)(k)(l)     Pangaea Re Segregated Account (Artex SAC, Ltd.),
                                Series 2015-2, Variable Rate Notes, 7/1/19                             10,400
         1,200,000(d)(k)(l)     Pangaea Re Segregated Account (Artex SAC, Ltd.),
                                Series 2016-1, Variable Rate Notes, 2/1/20                             79,320
         1,000,000(d)(k)(l)     Pangaea Re Segregated Account (Artex SAC, Ltd.),
                                Series 2016-2, Variable Rate Notes, 11/30/20                           65,800
           500,000(d)(k)(l)     Pangaea Re Segregated Account (Artex SAC, Ltd.),
                                Series 2017-1, Variable Rate Notes, 2/1/21                            477,900
           400,000(d)(k)(l)     Resilience Re, Ltd., Variable Rate Notes, 4/6/18                      353,240
           400,000(d)(k)(l)     Resilience Re, Ltd., Variable Rate Notes, 4/7/19                        8,600
AUD        300,000(d)(k)(l)     Rewire Securities LLC, Variable Rate Notes, 1/10/18                    17,057
             3,791(d)(k)(l)     Sector Re V, Ltd. (Swiss Re), Series 5, Class C, Variable
                                Rate Notes, 12/1/20 (144A)                                             23,344
             1,211(d)(k)(l)     Sector Re V, Ltd. (Swiss Re), Series 6, Class A, Variable
                                Rate Notes, 3/1/21 (144A)                                              61,719

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Reinsurance -- (continued)
           800,000(d)(k)(l)     Sector Re V, Ltd. (Swiss Re), Series 6, Class D, Variable
                                Rate Notes, 12/1/21 (144A)                                     $      645,040
           500,000(d)(k)(l)     Sector Re V, Ltd. (Swiss Re), Series 7, Class G, Variable
                                Rate Notes, 3/1/22 (144A)                                             360,400
           500,000(d)(k)(l)     Silverton Re, Ltd. (Aon Benfield Securities, Inc.), Variable
                                Rate Notes, 9/17/18 (144A)                                             14,000
           500,000(d)(k)(l)     Silverton Re, Ltd. (Aon Benfield Securities, Inc.), Variable
                                Rate Notes, 9/16/19 (144A)                                            455,300
           500,000(d)(k)(l)     St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                                Rate Notes, 12/31/17                                                    9,850
           500,000(d)(k)(l)     St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                                Rate Notes, 2/1/18                                                     70,300
           500,000(d)(k)(l)     St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                                Rate Notes, 2/1/19                                                    485,050
           500,000(b)           Ursa Re, Ltd., 6.0% (ZERO + 600 bps), 5/27/20 (144A)
                                (Cat Bond)                                                            499,600
         1,250,000(d)(k)(l)     Versutus, Ltd. (MMC Securities), Series 2016-A, Variable
                                Rate Notes, 11/30/20                                                   53,250
         1,000,000(d)(k)(l)     Versutus, Ltd. (MMC Securities), Series 2017-A, Variable
                                Rate Notes, 11/30/21                                                  990,200
                                                                                               ---------------
                                                                                               $    9,685,410
                                                                                               ---------------
                                Total Insurance                                                $   23,304,242
--------------------------------------------------------------------------------------------------------------
                                MATERIALS -- 13.2%
                                Commodity Chemicals -- 3.3%
         3,250,000              Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                   $    4,314,112
         2,316,000              Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                                4/1/25 (144A)                                                       2,443,380
         3,625,000              Rain CII Carbon LLC / CII Carbon Corp., 8.25%,
                                1/15/21 (144A)                                                      3,760,938
                                                                                               ---------------
                                                                                               $   10,518,430
--------------------------------------------------------------------------------------------------------------
                                Copper -- 1.3%
         1,750,000              First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)             $    1,802,500
         2,420,000              Freeport-McMoRan, Inc., 3.55%, 3/1/22                               2,382,950
                                                                                               ---------------
                                                                                               $    4,185,450
--------------------------------------------------------------------------------------------------------------
                                Diversified Chemicals -- 1.3%
           225,000              Alpha 3 BV / Alpha US Bidco, Inc., 6.25%, 2/1/25 (144A) $             228,937
EUR        450,000              Avantor, Inc., 4.75%, 10/1/24 (144A)                                  540,912
           754,000              Avantor, Inc., 6.0%, 10/1/24 (144A)                                   772,850
           210,000              Blue Cube Spinco, Inc., 9.75%, 10/15/23                               255,150
           210,000              Blue Cube Spinco, Inc., 10.0%, 10/15/25                               256,463
         1,660,000              Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)                   1,749,225
           305,000              Platform Specialty Products Corp., 10.375%, 5/1/21 (144A)             332,450
                                                                                               ---------------
                                                                                               $    4,135,987
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 25

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 1.4%
           281,589(g)           Boart Longyear Management Pty, Ltd., 10.0% (12.0%
                                PIK 10.0% cash), 12/31/22                                      $      244,982
           725,000              FMG Resources August 2006 Pty, Ltd., 9.75%, 3/1/22 (144A)             815,262
           600,000              Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                          639,000
           750,000              Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                         811,890
         1,410,000              Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                1,466,400
           145,000              Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                             166,388
           340,000              Vale Overseas, Ltd., 6.25%, 8/10/26                                   385,798
                                                                                               ---------------
                                                                                               $    4,529,720
--------------------------------------------------------------------------------------------------------------
                                Fertilizers & Agricultural Chemicals -- 0.2%
           420,000              CVR Partners LP / CVR Nitrogen Finance Corp., 9.25%,
                                6/15/23 (144A)                                                 $      447,300
--------------------------------------------------------------------------------------------------------------
                                Metal & Glass Containers -- 1.3%
EUR        400,000(g)           ARD Finance SA, 6.625% (7.375% PIK 0.0% cash), 9/15/23         $      503,340
           400,000(g)           ARD Finance SA, 7.125% (7.875% PIK 0.0% cash), 9/15/23                428,120
         1,010,000              Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc.,
                                7.25%, 5/15/24 (144A)                                               1,107,839
         1,085,000              Coveris Holdings SA, 7.875%, 11/1/19 (144A)                         1,068,725
         1,035,000              Reynolds Group Issuer, Inc., 7.0%, 7/15/24 (144A)                   1,102,275
                                                                                               ---------------
                                                                                               $    4,210,299
--------------------------------------------------------------------------------------------------------------
                                Paper Packaging -- 1.8%
         1,655,000              Eldorado International Finance GmbH, 8.625%,
                                6/16/21 (144A)                                                 $    1,707,960
EUR      3,105,000              SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                   3,879,664
                                                                                               ---------------
                                                                                               $    5,587,624
--------------------------------------------------------------------------------------------------------------
                                Silver -- 0.5%
         1,500,000              Coeur Mining, Inc., 5.875%, 6/1/24                             $    1,500,000
--------------------------------------------------------------------------------------------------------------
                                Specialty Chemicals -- 1.0%
         1,075,000              A Schulman, Inc., 6.875%, 6/1/23                               $    1,115,312
           500,000              GCP Applied Technologies, Inc., 9.5%, 2/1/23 (144A)                   565,000
         1,400,000              Hexion US Finance Corp., 6.625%, 4/15/20                            1,253,000
           320,000              Koppers, Inc., 6.0%, 2/15/25 (144A)                                   344,000
                                                                                               ---------------
                                                                                               $    3,277,312
--------------------------------------------------------------------------------------------------------------
                                Steel -- 1.1%
         1,240,000              Big River Steel LLC / BRS Finance Corp., 7.25%,
                                9/1/25 (144A)                                                  $    1,315,640
           460,000              SunCoke Energy Partners LP / SunCoke Energy Partners
                                Finance Corp., 7.5%, 6/15/25 (144A)                                   474,950
           938,000              United States Steel Corp., 6.875%, 8/15/25                            959,105

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Steel -- (continued)
           635,000              Zekelman Industries, Inc., 9.875%, 6/15/23 (144A)              $      715,962
                                                                                               ---------------
                                                                                               $    3,465,657
                                                                                               ---------------
                                Total Materials                                                $   41,857,779
--------------------------------------------------------------------------------------------------------------
                                MEDIA -- 3.6%
                                Advertising -- 0.8%
         2,540,000              MDC Partners, Inc., 6.5%, 5/1/24 (144A)                        $    2,559,050
--------------------------------------------------------------------------------------------------------------
                                Broadcasting -- 0.4%
           535,000              CBS Radio, Inc., 7.25%, 11/1/24 (144A)                         $      571,113
           670,000              CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                696,800
                                                                                               ---------------
                                                                                               $    1,267,913
--------------------------------------------------------------------------------------------------------------
                                Cable & Satellite -- 1.4%
         1,885,000              DISH DBS Corp., 7.75%, 7/1/26                                  $    2,164,300
         2,000,000              Hughes Satellite Systems Corp., 6.625%, 8/1/26                      2,140,000
           205,000              Intelsat Connect Finance SA, 12.5%, 4/1/22 (144A)                     200,516
                                                                                               ---------------
                                                                                               $    4,504,816
--------------------------------------------------------------------------------------------------------------
                                Movies & Entertainment -- 1.0%
           675,000              AMC Entertainment Holdings, Inc., 6.125%, 5/15/27              $      666,562
         1,400,000              Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                          1,127,000
         1,115,000              Regal Entertainment Group, 5.75%, 2/1/25                            1,128,938
                                                                                               ---------------
                                                                                               $    2,922,500
                                                                                               ---------------
                                Total Media                                                    $   11,254,279
--------------------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 3.3%
                                Pharmaceuticals -- 3.3%
         1,695,000              Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc., 6.0%,
                                7/15/23 (144A)                                                 $    1,398,375
         2,540,000              Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc., 6.0%,
                                2/1/25 (144A)                                                       2,057,400
           145,000              Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.75%,
                                11/1/24 (144A)                                                        151,887
         1,155,000              Horizon Pharma, Inc., 6.625%, 5/1/23                                1,126,125
EUR        575,000              VRX Escrow Corp., 4.5%, 5/15/23                                       579,181
EUR      1,265,000              VRX Escrow Corp., 4.5%, 5/15/23 (144A)                              1,274,198
         3,130,000              VRX Escrow Corp., 5.875%, 5/15/23 (144A)                            2,766,138
           920,000              VRX Escrow Corp., 7.0%, 3/15/24 (144A)                                982,183
           250,000              West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)                   248,750
                                                                                               ---------------
                                Total Pharmaceuticals, Biotechnology & Life Sciences           $   10,584,237
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 27

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 1.3%
                                Specialized REITs -- 1.3%
         1,020,041(g)           AAF Holdings LLC / AAF Finance Co., 12.0% (12.75%
                                PIK 12.0% cash), 7/1/19 (144A)                                 $    1,065,943
         3,480,000              Uniti Group, Inc. / CSL Capital LLC, 8.25%, 10/15/23                3,079,800
                                                                                               ---------------
                                Total Real Estate                                              $    4,145,743
--------------------------------------------------------------------------------------------------------------
                                RETAILING -- 1.6%
                                Automotive Retail -- 0.5%
         1,385,000              Asbury Automotive Group, Inc., 6.0%, 12/15/24                  $    1,447,325
--------------------------------------------------------------------------------------------------------------
                                Department Stores -- 1.1%
         1,250,000              Argos Merger Sub, Inc., 5.875%, 6/1/25 (144A)                  $    1,090,625
           935,000              Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)                        729,113
         1,425,000              Argos Merger Sub, Inc., 8.875%, 6/1/25 (144A)                       1,133,587
           900,000              Neiman Marcus Group, Ltd., LLC, 8.0%, 10/15/21 (144A)                 468,000
                                                                                               ---------------
                                                                                               $    3,421,325
                                                                                               ---------------
                                Total Retailing                                                $    4,868,650
--------------------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 0.7%
                                Semiconductors -- 0.7%
           425,000              Micron Technology, Inc., 5.5%, 2/1/25                          $      453,156
         1,715,000              Micron Technology, Inc., 5.625%, 1/15/26 (144A)                     1,821,330
                                                                                               ---------------
                                Total Semiconductors & Semiconductor Equipment                 $    2,274,486
--------------------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 2.1%
                                Data Processing & Outsourced Services -- 0.3%
           805,000              First Data Corp., 7.0%, 12/1/23 (144A)                         $      859,579
--------------------------------------------------------------------------------------------------------------
                                Internet Software & Services -- 0.6%
         1,500,000              Cimpress NV, 7.0%, 4/1/22 (144A)                               $    1,554,375
           285,000              j2 Cloud Services LLC / j2 Global, Inc., 6.0%, 7/15/25 (144A)         298,181
                                                                                               ---------------
                                                                                               $    1,852,556
--------------------------------------------------------------------------------------------------------------
                                IT Consulting & Other Services -- 1.2%
           555,000              Dell International LLC / EMC Corp., 7.125%,
                                6/15/24 (144A)                                                 $      613,178
         3,005,000              Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                    3,206,636
                                                                                               ---------------
                                                                                               $    3,819,814
                                                                                               ---------------
                                Total Software & Services                                      $    6,531,949
--------------------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 1.7%
                                Communications Equipment -- 0.6%
         1,492,000              Avaya, Inc., 7.0%, 4/1/19 (144A)                               $    1,260,740
           645,000              CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                      689,344
                                                                                               ---------------
                                                                                               $    1,950,084
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                Electronic Equipment & Instruments -- 0.1%
           213,000              Zebra Technologies Corp., 7.25%, 10/15/22                      $      225,514
--------------------------------------------------------------------------------------------------------------
                                Technology Hardware, Storage & Peripherals -- 1.0%
         3,055,000              Diebold Nixdorf, Inc., 8.5%, 4/15/24                           $    3,311,681
                                                                                               ---------------
                                Total Technology Hardware & Equipment                          $    5,487,279
--------------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 7.9%
                                Integrated Telecommunication Services -- 5.2%
         1,075,000              CB Escrow Corp., 8.0%, 10/15/25 (144A)                         $    1,080,375
         3,500,000              CenturyLink, Inc., 5.625%, 4/1/25                                   3,351,250
           600,000              Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                           588,000
         2,890,000              Frontier Communications Corp., 7.125%, 1/15/23                      2,218,075
         1,300,000              Frontier Communications Corp., 10.5%, 9/15/22                       1,127,750
         1,330,000              Frontier Communications Corp., 11.0%, 9/15/25                       1,127,175
         1,975,000              GCI, Inc., 6.75%, 6/1/21                                            2,024,375
         1,725,000              GCI, Inc., 6.875%, 4/15/25                                          1,854,375
         4,200,000              Windstream Corp., 7.5%, 6/1/22                                      3,021,396
                                                                                               ---------------
                                                                                               $   16,392,771
--------------------------------------------------------------------------------------------------------------
                                Wireless Telecommunication Services -- 2.7%
         1,085,000              Altice Financing SA, 6.625%, 2/15/23 (144A)                    $    1,150,100
           300,000              Altice Finco SA, 8.125%, 1/15/24 (144A)                               324,000
         1,025,000              Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                          1,001,302
         3,080,000              Sprint Corp., 7.125%, 6/15/24                                       3,465,000
         2,150,000              Sprint Corp., 7.25%, 9/15/21                                        2,389,188
           400,000              Unison Ground Lease Funding LLC, 5.78%, 3/15/20 (144A)                397,131
                                                                                               ---------------
                                                                                               $    8,726,721
                                                                                               ---------------
                                Total Telecommunication Services                               $   25,119,492
--------------------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 1.6%
                                Airlines -- 0.8%
           280,000              Fly Leasing, Ltd., 6.375%, 10/15/21                            $      292,950
         1,685,000              Intrepid Aviation Group Holdings LLC / Intrepid Finance
                                Co., 6.875%, 2/15/19 (144A)                                         1,653,406
           600,000              United Continental Holdings, Inc., 6.375%, 6/1/18                     614,700
                                                                                               ---------------
                                                                                               $    2,561,056
--------------------------------------------------------------------------------------------------------------
                                Marine -- 0.3%
         1,025,000              Navios South American Logistics, Inc. / Navios Logistics
                                Finance US, Inc., 7.25%, 5/1/22 (144A)                         $    1,012,188
--------------------------------------------------------------------------------------------------------------
                                Trucking -- 0.5%
         2,000,000              Syncreon Group BV / Syncreon Global Finance US, Inc.,
                                8.625%, 11/1/21 (144A)                                         $    1,645,000
                                                                                               ---------------
                                Total Transportation                                           $    5,218,244
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 29

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                UTILITIES -- 8.6%
                                Electric Utilities -- 0.7%
         1,010,000(a)           Enel S.p.A., 8.75% (5 Year USD Swap Semi Annual
                                30/360 + 588 bps), 9/24/73 (144A)                              $    1,223,362
           500,000              Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                          537,040
            32,000              Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)                        31,600
           576,000              Talen Energy Supply LLC, 6.5%, 6/1/25                                 439,200
                                                                                               ---------------
                                                                                               $    2,231,202
--------------------------------------------------------------------------------------------------------------
                                Gas Utilities -- 1.2%
         3,005,000              Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23       $    2,899,825
           950,000              Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.,
                                8.625%, 6/15/20                                                       902,500
                                                                                               ---------------
                                                                                               $    3,802,325
--------------------------------------------------------------------------------------------------------------
                                Independent Power Producers & Energy Traders -- 6.3%
         4,581,000              Calpine Corp., 5.75%, 1/15/25                                  $    4,323,319
         2,986,000              Dynegy, Inc., 8.0%, 1/15/25 (144A)                                  3,090,510
           100,000              Dynegy, Inc., 8.125%, 1/30/26 (144A)                                  103,000
           525,000              NRG Energy, Inc., 6.25%, 5/1/24                                       546,000
         2,915,000              NRG Energy, Inc., 6.625%, 1/15/27                                   3,053,463
           950,000              NRG Energy, Inc., 7.25%, 5/15/26                                    1,018,875
         1,687,335              NSG Holdings LLC / NSG Holdings, Inc., 7.75%,
                                12/15/25 (144A)                                                     1,826,540
         2,430,000              TerraForm Global Operating LLC, 9.75%, 8/15/22 (144A)               2,697,300
           505,000(j)           TerraForm Power Operating LLC, 6.375%, 2/1/23 (144A)                  525,200
         2,620,000(j)           TerraForm Power Operating LLC, 6.625%, 6/15/25 (144A)               2,790,300
                                                                                               ---------------
                                                                                               $   19,974,507
--------------------------------------------------------------------------------------------------------------
                                Multi-Utilities -- 0.4%
         1,230,418              Ormat Funding Corp., 8.25%, 12/30/20                           $    1,356,536
                                                                                               ---------------
                                Total Utilities                                                $   27,364,570
--------------------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS & NOTES
                                (Cost $347,278,734)                                            $  364,649,526
--------------------------------------------------------------------------------------------------------------
                                CONVERTIBLE BONDS & NOTES -- 3.6%
                                of Net Assets
                                CAPITAL GOODS -- 2.0%
                                Construction Machinery & Heavy Trucks -- 2.0%
         2,625,000              Meritor, Inc., 7.875%, 3/1/26                                  $    6,186,797
                                                                                               ---------------
                                Total Capital Goods                                            $    6,186,797
--------------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                Health Care Supplies -- 0.3%
         1,250,000              Endologix, Inc., 3.25%, 11/1/20                                $    1,081,250
                                                                                               ---------------
                                Total Health Care Equipment & Services                         $    1,081,250
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                MATERIALS -- 1.3%
                                Specialty Chemicals -- 1.3%
         4,000,000(m)           Hercules, Inc., 6.5%, 6/30/29                                  $    4,040,000
                                                                                               ---------------
                                Total Materials                                                $    4,040,000
--------------------------------------------------------------------------------------------------------------
                                TOTAL CONVERTIBLE BONDS & NOTES
                                (Cost $6,214,807)                                              $   11,308,047
--------------------------------------------------------------------------------------------------------------
                                SOVEREIGN DEBT OBLIGATIONS -- 1.2% of
                                Net Assets
                                Argentina -- 0.8%
         2,405,000              Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)          $    2,505,866
--------------------------------------------------------------------------------------------------------------
                                Russia -- 0.4%
         1,171,600(j)           Russian Government International Bond, 7.5%, 3/31/30           $    1,378,797
--------------------------------------------------------------------------------------------------------------
                                TOTAL SOVEREIGN DEBT OBLIGATIONS
                                (Cost $3,274,952)                                              $    3,884,663
--------------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATION -- 0.5% of Net Assets
         1,500,000(b)           U.S. Treasury Notes, 1.243% (3 Month U.S. Treasury Bill
                                Money Market Yield + 19 bps), 4/30/18                          $    1,501,712
--------------------------------------------------------------------------------------------------------------
                                TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                                (Cost $1,500,180)                                              $    1,501,712
--------------------------------------------------------------------------------------------------------------
                                MUNICIPAL COLLATERALIZED DEBT
                                OBLIGATION -- 0.0%+ of Net Assets
                                Municipal General -- 0.0%+
         3,300,000(a)           Non-Profit Preferred Funding Trust I, Series E, 0.0%,
                                9/15/37 (144A)                                                 $       57,750
--------------------------------------------------------------------------------------------------------------
                                TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                                (Cost $3,294,322)                                              $       57,750
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------
                                COMMON STOCKS -- 0.5% of Net Assets
                                CAPITAL GOODS -- 0.0%+
                                Construction & Engineering -- 0.0%+
EUR        115,286(f)           Abengoa SA, Class A                                            $        4,359
EUR      1,192,098(f)           Abengoa SA, Class B                                                    16,902
                                                                                               ---------------
                                                                                               $       21,261
--------------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.0%+
            33,171(c)(f)        Liberty Tire Recycling LLC                                     $          332
                                                                                               ---------------
                                Total Capital Goods                                            $       21,593
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 31

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                ENERGY -- 0.0%+
                                Coal & Consumable Fuels -- 0.0%+
             3,062(f)           Alpha Natural Resources Holdings, Inc.                         $       12,248
               204(f)           Contura Energy, Inc.                                                   12,093
                                                                                               ---------------
                                                                                               $       24,341
--------------------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 0.0%+
               910(f)           Midstates Petroleum Co., Inc.                                  $       14,141
            40,561(f)           PetroQuest Energy, Inc.                                                92,885
                                                                                               ---------------
                                                                                               $      107,026
                                                                                               ---------------
                                Total Energy                                                   $      131,367
--------------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                                Health Care Services -- 0.0%+
             3,062(f)           ANR, Inc., Class C                                             $       39,806
--------------------------------------------------------------------------------------------------------------
                                Health Care Technology -- 0.0%+
           244,563(c)(f)        Medical Card System, Inc.                                      $        2,446
                                                                                               ---------------
                                Total Health Care Equipment & Services                         $       42,252
--------------------------------------------------------------------------------------------------------------
                                RETAILING -- 0.0%+
                                Computer & Electronics Retail -- 0.0%+
            68,241(c)(f)        Targus Cayman SubCo., Ltd.                                     $       66,194
                                                                                               ---------------
                                Total Retailing                                                $       66,194
--------------------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 0.5%
                                Air Freight & Logistics -- 0.5%
             3,266(f)           CEVA Holdings LLC                                              $    1,469,583
                                                                                               ---------------
                                Total Transportation                                           $    1,469,583
--------------------------------------------------------------------------------------------------------------
                                TOTAL COMMON STOCKS
                                (Cost $6,268,872)                                              $    1,730,989
--------------------------------------------------------------------------------------------------------------
                                CONVERTIBLE PREFERRED STOCKS -- 1.5% of
                                Net Assets
                                BANKS -- 1.4%
                                Diversified Banks -- 1.4%
             3,355(h)           Bank of America Corp., 7.25%                                   $    4,366,432
                                                                                               ---------------
                                Total Banks                                                    $    4,366,432
--------------------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                SCIENCES -- 0.1%
                                Pharmaceuticals -- 0.1%
             1,000              Teva Pharmaceutical Industries, Ltd., 7.0%, 12/15/18           $      344,640
                                                                                               ---------------
                                Total Pharmaceuticals, Biotechnology & Life Sciences           $      344,640
--------------------------------------------------------------------------------------------------------------
                                TOTAL CONVERTIBLE PREFERRED STOCKS
                                (Cost $4,135,786)                                              $    4,711,072
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Semiannual Report | 9/30/17

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                PREFERRED STOCKS -- 2.4% of Net Assets
                                BANKS -- 1.1%
                                Diversified Banks -- 1.1%
           132,750(b)           GMAC Capital Trust I, 7.1% (3 Month USD LIBOR +
                                579 bps), 2/15/40                                              $    3,504,600
                                                                                               ---------------
                                Total Banks                                                    $    3,504,600
--------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 1.0%
                                Specialized Finance -- 1.0%
             3,000(a)(h)        Compeer Financial ACA, 6.75% (3 Month USD
                                LIBOR + 458 bps) (144A)                                        $    3,208,312
--------------------------------------------------------------------------------------------------------------
                                ENERGY -- 0.0%+
                                Coal & Consumable Fuels -- 0.0%+
             5,233(f)           Alpha Natural Resources Holdings, Inc.                         $       32,706
                                                                                               ---------------
                                Total Energy                                                   $    3,241,018
--------------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                Health Care Services -- 0.1%
             5,233(f)           ANR, Inc.                                                      $      123,630
                                                                                               ---------------
                                Total Health Care Equipment & Services                         $      123,630
--------------------------------------------------------------------------------------------------------------
                                MATERIALS -- 0.2%
                                Diversified Chemicals -- 0.2%
         1,062,203(f)           Pinnacle Agriculture                                           $      690,432
                                                                                               ---------------
                                Total Materials                                                $      690,432
--------------------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCKS
                                (Cost $7,218,644)                                              $    7,559,680
--------------------------------------------------------------------------------------------------------------
                                RIGHT / WARRANTS -- 0.0%+ of Net Assets
                                ENERGY -- 0.0%+
                                Coal & Consumable Fuels -- 0.0%+
               354(f)(n)        Contura Energy, Inc.                                           $        9,204
--------------------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 0.0%+
             6,448(f)(o)        Midstates Petroleum Co., Inc.                                  $           --
                                                                                               ---------------
                                Total Energy                                                   $        9,204
--------------------------------------------------------------------------------------------------------------
                                HEALTH CORE EQUIPMENT & SERVICES -- 0.0%+
                                Health Care Services -- 0.0%+
         1,819,798(d)(f)        ANR, Inc., 3/31/23                                             $            2
                                                                                               ---------------
                                Total Health Core Services                                     $            2
--------------------------------------------------------------------------------------------------------------
                                TOTAL RIGHT / WARRANTS
                                (Cost $308,611)                                                $        9,206
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 33

--------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                        Value
--------------------------------------------------------------------------------------------------------------
                                TEMPORARY CASH INVESTMENTS -- 5.6% of
                                Net Assets
                                COMMERCIAL PAPERS -- 1.3%
           717,000              Amphenol Corp., 1.3%, 10/2/17                                  $      716,919
         1,180,000              Federation des Caisses Desjardins du Quebec,
                                1.08%, 10/2/17                                                      1,179,886
         1,260,000              Mondelez International, 1.25%, 10/2/17                              1,259,858
           920,000              Prudential Funding LLC, 1.05%, 10/2/17                                919,912
                                                                                               ---------------
                                                                                               $    4,076,575
--------------------------------------------------------------------------------------------------------------
                                REPURCHASE AGREEMENTS -- 1.8%
         2,355,000              $2,355,000 ScotiaBank, 1.05%, dated 9/29/17, plus
                                accrued interest on 10/2/17 collateralized by the following:
                                $1,915,983 Federal National Mortgage Association,
                                3.0% - 4.0%, 6/20/47 - 8/20/47,
                                $486,328 Government National Mortgage Association,
                                3.0% - 4.5%, 4/1/26 - 7/1/47.                                  $    2,355,000
         1,260,000              $1,260,000 TD Securities USA LLC, 1.04%, dated
                                9/29/17, plus accrued interest on 10/2/17 collateralized
                                by the following:
                                $1,285,978 Federal Home Loan Bank, 0.0%, 11/24/17.                  1,260,000
         2,100,000              $2,100,000 TD Securities USA LLC, 1.05%, dated
                                9/29/17, plus accrued interest on 10/2/17 collateralized
                                by the following:
                                $1,080,301 Federal Home Loan Bank, 0.0%, 11/24/17,
                                $1,062,183 Freddie Mac Giant, 4.0%, 9/1/47.                         2,100,000
                                                                                               ---------------
                                                                                               $    5,715,000
--------------------------------------------------------------------------------------------------------------
                                TREASURY BILLS -- 2.5%
         1,000,000(i)           U.S. Treasury Bill, 10/5/17                                    $      999,939
         2,665,000(i)           U.S. Treasury Bill, 10/12/17                                        2,664,316
         4,205,000(i)           U.S. Treasury Bill, 11/2/17                                         4,201,525
                                                                                               ---------------
                                                                                               $    7,865,780
--------------------------------------------------------------------------------------------------------------
                                TOTAL TEMPORARY CASH INVESTMENTS
                                (Cost $17,657,255)                                             $   17,657,355
--------------------------------------------------------------------------------------------------------------
                                TOTAL INVESTMENTS IN UNAFFILIATED
                                ISSUERS -- 137.8%
                                (Cost -- $421,974,582) (p)                                     $  437,286,454
--------------------------------------------------------------------------------------------------------------
                                OTHER ASSETS AND LIABILITIES -- (37.8)%                        $ (120,062,571)
--------------------------------------------------------------------------------------------------------------
                                NET ASSETS -- 100.0%                                           $  317,223,883
==============================================================================================================

BPS        Basis Point.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

REIT       Real Estate Investment Trust.

ZERO       Zero Constant Index.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Semiannual Report | 9/30/17

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2017, the value of these securities amounted to $193,191,168, or 60.9% of net assets.

(Cat Bond) Catastrophe or event-linked bond. At September 30, 2017, the value of these securities amounted to $2,245,600, or 0.7% of net assets. See Notes to Financial Statements -- Note 1F.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (k) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2017.

(a) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at September 30, 2017.

(b) Floating rate note. Coupon rate, reference index and spread shown at September 30, 2017.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d) Securities that used significant unobservable inputs to determine their value.

(e)        Security is in default.

(f)        Non-income producing.

(g) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(h)        Security is perpetual in nature and has no stated maturity date.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2017.

(k) Structured reinsurance investment. At September 30, 2017, the value of these securities amounted to $7,439,810, or 2.4% of net assets. See Notes to Financial Statements -- Note 1A.

(l)        Rate to be determined.

(m)        Security is priced as a unit.

(n)        Contura Energy warrants are exercisable into 354 shares.

(o)        Midstates Petroleum warrants are exercisable into 6,448 shares.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 35

(p) Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

           United States                                                   79.3%
           Luxembourg                                                       4.2
           Netherlands                                                      3.6
           Canada                                                           2.6
           Bermuda                                                          2.4
           United Kingdom                                                   1.5
           Argentina                                                        1.3
           Ireland                                                          1.1
           Other (individually less than 1%)                                4.0
                                                                          ------
                                                                          100.0%
                                                                          ======

SWAP CONTRACTS
CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION
Over the Counter (OTC)

-----------------------------------------------------------------------------------------------------------------
                             Obligation             Annual
Notional                     Reference/    Pay/     Fixed     Expiration    Premiums     Unrealized     Market
Amount ($)(1) Counterparty   Index         Receive  Rate      Date          (Received)   Appreciation   Value
-----------------------------------------------------------------------------------------------------------------
  515,000     Goldman Sachs  Chesapeake    Pay      5.00%     6/20/22       $ (57,937)   $ 22,879       $(35,058)
              International  Energy Corp.
              Bank
  485,000     Goldman Sachs  Chesapeake    Pay      5.00%     6/20/22         (59,413)     26,399        (33,014)
              International  Energy Corp.
              Bank
  310,000     Goldman Sachs  Chesapeake    Pay      5.00%     6/20/22         (37,975)     16,873        (21,102)
              International  Energy Corp.
              Bank
2,000,000     JPMorgan       Goodyear      Pay      5.00%     12/20/17        (65,000)     90,151         25,151
              Chase Bank NA  Tire &
                             Rubber Co.
-----------------------------------------------------------------------------------------------------------------
                                                                            $(220,325)   $156,302       $(64,023)
=================================================================================================================

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

-------------------------------------------------------------------------------------------------------------------
                         Annual
Notional      Pay/       Fixed   Pay/     Floating            Expiration     Premiums         Unrealized    Market
Amount ($)    Receive    Rate    Receive  Rate                Date           Paid             Appreciation  Value
-------------------------------------------------------------------------------------------------------------------
22,500,000    Receive    1.59%   Pay      LIBOR USD 3 Month   11/9/20        $101             $76,486       $76,587
-------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                         (Cost $(220,224))              $12,564
===================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Semiannual Report | 9/30/17

FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------------------------------------------
                                                                                    Net
            In                                                                      Unrealized
Currency    Exchange    Currency                                      Settlement    Appreciation
Purchased   for         Sold        Deliver      Counterparty         Date          (Depreciation)
--------------------------------------------------------------------------------------------------
USD         5,355,974   EUR         4,537,118    State Street Bank &  10/31/17      $ (13,098)
                                                 Trust Co.
USD         532,002     EUR         450,000      State Street Bank &  10/31/17           (512)
                                                 Trust Co.
--------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                            $ (13,610)
==================================================================================================

Principal amounts are denominated in U.S. dollars unless otherwise noted.

ARS --      Argentine Peso
AUD --      Australian Dollar
EUR --      Euro
IDR --      Indonesian Rupiah
USD --      United States Dollar

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2017 were as follows:

----------------------------------------------------------------------------------------------------
                                                                      Purchases          Sales
----------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                             $        --        $        --
Other Long-Term Securities                                            $53,827,257        $54,355,233

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the Adviser), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2017, the Trust engaged in purchases and sales pursuant to these procedures amounting to $2,982,661 and $--, respectively resulting in a gain of $--.

At September 30, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $423,243,357 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost                                        $ 35,598,796

    Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value                                         (21,555,699)
                                                                                 ------------
    Net unrealized appreciation                                                  $ 14,043,097
                                                                                 ============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements - Note 1A.

    Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments).

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 37

The following is a summary of the inputs used as of September 30, 2017, in valuing the Trust's investments.

---------------------------------------------------------------------------------------
                                    Level 1     Level 2      Level 3        Total
---------------------------------------------------------------------------------------
Asset Backed Securities             $       --  $   332,754  $          --  $   332,754
Collateralized Mortgage
   Obligations                              --      645,391             --      645,391
Commercial Mortgage-Backed
   Securities                               --    2,275,163             --    2,275,163
Senior Secured Floating Rate
   Loan Interests
   Capital Goods
       Aerospace & Defense                  --      883,122      2,133,875    3,016,997
   Health Care Equipment &
       Services
       Health Care Technology               --           --        853,713      853,713
   All Other Senior Secured
       Floating Rate
       Loan Interests                       --   17,092,436             --   17,092,436
Corporate Bonds & Notes
   Diversified Financials
       Other Diversified Financial
           Services                         --           --      3,231,298    3,231,298
   Insurance
       Reinsurance                          --    2,245,600      7,439,810    9,685,410
   All Other Corporate
       Bonds & Notes                        --  351,732,818             --  351,732,818
Convertible Bonds & Notes                   --   11,308,047             --   11,308,047
Sovereign Debt Obligations                  --    3,884,663             --    3,884,663
U.S. Government and Agency
   Obligation                               --    1,501,712             --    1,501,712
Municipal Collateralized Debt
   Obligation                               --       57,750             --       57,750
Common Stocks
   Capital Goods
       Industrial Machinery                 --           --            332          332
   Health Care Equipment &
       Services
       Health Care Technology               --           --          2,446        2,446
   Retailing
       Computer & Electronics
           Retail                           --           --         66,194       66,194
   Transportation
       Air Freight & Logistics              --    1,469,583             --    1,469,583
   All Other Common Stocks             152,628       39,806             --      192,434

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Semiannual Report | 9/30/17

-----------------------------------------------------------------------------------------
                               Level 1        Level 2          Level 3       Total
-----------------------------------------------------------------------------------------
Convertible Preferred Stocks   $   4,711,072  $           --   $         --  $  4,711,072
Preferred Stocks
   Banks
       Diversified Banks           3,504,600              --             --     3,504,600
   Energy
       Coal & Consumable
          Fuels                           --          32,706             --        32,706
   Health Care Equipment &
       Services
       Health Care Services               --         123,630             --       123,630
   Materials
       Diversified Chemicals              --         690,432             --       690,432
   All Other Preferred Stocks      3,208,312              --             --     3,208,312
Right / Warrants
   Energy
       Coal & Consumable
          Fuels                           --              --              2             2
   All Other Right / Warrants          9,204              --             --         9,204
Commercial Papers                         --       4,076,575             --     4,076,575
Repurchase Agreements                     --       5,715,000             --     5,715,000
Treasury Bills                            --       7,865,780             --     7,865,780
-----------------------------------------------------------------------------------------
Total Investments in
   Securities                  $  11,585,816  $  411,972,968   $ 13,727,670  $437,286,454
=========================================================================================
Other Financial Instruments
Swap contracts, at value       $          --  $       12,564   $         --  $     12,564
Unrealized depreciation on
   forward foreign
   currency contracts                     --         (13,610)            --       (13,610)
-----------------------------------------------------------------------------------------
Total Other
   Financial Instruments       $          --  $       (1,046)  $         --  $     (1,046)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 39

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                    Change in                                                                 Transfers
              Balance     Realized  unrealized                                Accrued    Transfers Transfers  in and out Balance
              as of       gain      appreciation                              discounts/ in to     out of     of Level 3 as of
              3/31/17     (loss)(1) (depreciation)(2) Purchases  Sales        premiums   Level 3*  Level 3*   categories 9/30/17
------------------------------------------------------------------------------------------------------------------------------------
Commercial
 Mortgage-Backed
  Securities
Bank
 Thrifts &
  Mortgage
  Finance     $   113,123 $     --  $             --  $       -- $        --  $     --   $  --     $(113,123) $       -- $        --
Senior Secured
 Floating Rate
 Loan Interests
Capital Goods
 Aerospace &
 Defense        2,144,625       95            (2,254)         --     (10,750)    2,159      --            --          --   2,133,875
Health Care
 Equipment &
 Services
 Health Care
  Technology      853,713       --           (25,547)         --          --    25,547      --            --          --     853,713
Corporate Bonds
 & Notes
Diversified
 Financials
 Other
 Diversified
  Financial
  Services             --       --           360,928          --          --     6,095      --            --   2,864,275   3,231,298
Insurance
 Property
  & Casualty
   Insurance    2,864,275       --                --          --          --        --      --            --  (2,864,275)         --
 Reinsurance   10,836,716   (5,153)       (1,228,255)  1,261,110  (3,403,410)  (21,198)     --            --          --   7,439,810
Common Stocks
Capital Goods
 Industrial
  Machinery           332       --                --          --          --        --      --            --          --         332
Health Care
 Equipment
 & Services
 Health Care
  Technology        2,446       --                --          --          --        --      --            --          --       2,446
Retailing
 Computer &
  Electronics
  Retail           66,194       --                --          --          --        --      --            --          --      66,194
Right
Energy
 Coal &
 Consumable
  Fuels                --       --                 2          --          --        --      --            --          --           2
------------------------------------------------------------------------------------------------------------------------------------
Total         $16,881,424 $ (5,058) $       (895,126) $1,261,110 $(3,414,160) $ 12,603   $  --     $(113,123) $       -- $13,727,670
====================================================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended September 30, 2017, there were no transfers between Levels 1, 2 and 3. Securities with an aggregate market value of $113,123 transferred from level 3 to level 2 as there were observable inputs available to determine their value.

Net change in unrealized depreciation of Level 3 investments still held and considered Level 3 at August 31, 2017: $(882,047).

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Semiannual Report | 9/30/17

Statement of Assets and Liabilities | 9/30/17 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $421,974,582)  $ 437,286,454
  Foreign currencies, at value (cost $1,025,448)                         1,104,512
  Swap contracts, at value (net premiums received $(220,224))               12,564
  Variation margin for centrally cleared swap contracts                     19,837
  Swaps collateral                                                         314,749
  Receivables --
     Interest                                                            7,610,326
     Dividends                                                              60,809
  Other assets                                                                 585
-----------------------------------------------------------------------------------
        Total assets                                                 $ 446,409,836
===================================================================================
LIABILITIES:
  Payables --
     Credit agreement                                                $ 125,000,000
     Investment securities purchased                                     2,498,234
     Trustees' fees                                                            410
     Interest expense                                                       16,327
  Due to custodian                                                       1,248,539
  Due to broker for swap contracts                                          84,048
  Swaps collateral                                                         200,000
  Unrealized depreciation on forward foreign currency contracts             13,610
  Due to affiliates                                                         32,544
  Accrued expenses and other liabilities                                    92,241
-----------------------------------------------------------------------------------
        Total liabilities                                            $ 129,185,953
===================================================================================
NET ASSETS:
  Paid-in capital                                                    $ 416,091,387
  Undistributed net investment income                                      283,401
  Accumulated net realized loss on investments                        (114,767,371)
  Net unrealized appreciation on investments                            15,616,466
-----------------------------------------------------------------------------------
        Net assets                                                   $ 317,223,883
===================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Based on $317,223,883 / 29,231,771 shares                       $       10.85
===================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 41

Statement of Operations (unaudited)
For the Six Months Ended 9/30/17

INVESTMENT INCOME:
   Interest from unaffiliated issuers                                 $15,547,544
   Dividends from unaffiliated issuers (net of
      foreign taxes withheld $5,250)                                      369,476
---------------------------------------------------------------------------------------------------
         Total investment income                                                        $15,917,020
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 1,322,948
  Administrative expense                                                   49,278
  Transfer agent fees                                                       7,807
  Shareholder communications expense                                        7,094
  Custodian fees                                                           10,512
  Professional fees                                                       147,256
  Printing expense                                                         10,722
  Trustees' fees                                                            8,334
  Pricing fees                                                             14,701
  Interest expense                                                      1,718,459
  Miscellaneous                                                           303,919
---------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 3,601,030
---------------------------------------------------------------------------------------------------
         Net investment income                                                          $12,315,990
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on:
     Investments from unaffiliated issuers                            $  (970,163)
     Swap contracts                                                        (1,039)
     Forward foreign currency contracts                                  (435,891)
     Other assets and liabilities denominated
        in foreign currencies                                                (653)      $(1,407,746)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments from unaffiliated issuers                            $ 4,946,868
     Swap contracts                                                       (34,123)
     Forward foreign currency contracts                                   (44,574)
     Other assets and liabilities denominated
        in foreign currencies                                              90,941       $ 4,959,112
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                $ 3,551,366
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $15,867,356
===================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Semiannual Report | 9/30/17

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended              Year
                                                                  9/30/17            Ended
                                                                  (unaudited)        3/31/17*
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $     12,315,990   $  27,858,506
Net realized gain (loss) on investments                                 (1,407,746)    (17,329,470)
Change in net unrealized appreciation (depreciation)
  on investments                                                         4,959,112      57,460,622
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting
      from operations                                             $     15,867,356   $  67,989,658
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($0.39 and $0.97
  per share, respectively)                                        $    (11,400,391)  $ (28,320,361)
---------------------------------------------------------------------------------------------------
      Total distributions to shareowners                          $    (11,400,391)  $ (28,320,361)
---------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                     $             --   $   1,187,786
---------------------------------------------------------------------------------------------------
  Net increase in net assets from Trust share transactions        $             --   $   1,187,786
---------------------------------------------------------------------------------------------------
  Net increase in net assets                                      $      4,466,965   $  40,857,083
NET ASSETS:
Beginning of period                                                    312,756,918     271,899,835
---------------------------------------------------------------------------------------------------
End of period                                                     $    317,223,883   $ 312,756,918
---------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income  $        283,401   $    (632,198)
===================================================================================================

* The Trust was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 43

Statement of Cash Flows (unaudited)
For the Six Months Ended 9/30/17

Cash Flows From Operating Activities:
   Net increase in net assets resulting from operations                         $  15,867,356
----------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Purchases of investment securities                                           $ (55,331,819)
   Proceeds from disposition and maturity of investment securities                 57,096,867
   Net purchases of temporary cash investments                                     (1,340,935)
   Net accretion and amortization of discount/premium on investment securities       (697,789)
   Change in unrealized appreciation on investments                                (4,946,868)
   Change in unrealized appreciation on swap contracts                                (93,910)
   Change in unrealized depreciation on forward foreign currency contracts             44,574
   Change in unrealized appreciation on foreign currency                              (79,738)
   Net realized loss on investments                                                   956,757
   Net premiums received on swap contracts                                            155,224
   Decrease in restricted cash                                                        157,651
   Swap collateral paid                                                              (114,749)
   Increase in interest receivable                                                   (220,652)
   Increase in other assets                                                              (519)
   Decrease in due to affiliates                                                     (164,183)
   Increase in trustees' fees payable                                                     165
   Decrease in administration fee payable                                              (7,273)
   Increase in accrued expenses payable                                                49,325
   Decrease in interest expense payable                                              (303,640)
   Increase in cash due to broker for swap contracts                                   84,048
   Increase in variation margin for centrally cleared swap contracts                  (35,782)
----------------------------------------------------------------------------------------------
      Net cash and foreign currencies from operating activities                 $  11,074,110
----------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Increase in due to custodian                                                 $     500,282
   Distributions to shareowners                                                   (11,400,391)
----------------------------------------------------------------------------------------------
      Net cash and foreign currencies used in financing activities              $ (10,900,109)
----------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                              $      79,738
----------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the period                                                      $     850,773
----------------------------------------------------------------------------------------------
   End of the period                                                            $   1,104,512
----------------------------------------------------------------------------------------------
Cash Flow Information:
   Cash paid for interest                                                       $   2,022,099
==============================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Semiannual Report | 9/30/17

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended         Year         Year         Year         Year         Year
                                                        9/30/17       Ended        Ended        Ended        Ended        Ended
                                                        (unaudited)   3/31/17*     3/31/16*     3/31/15*     3/31/14*     3/31/13
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                    $  10.70      $   9.34     $  11.89     $  14.19     $  14.23     $  13.45
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                $   0.42      $   0.95     $   1.19     $   1.36     $   1.50     $   1.74
   Net realized and unrealized gain (loss) on
     investments                                            0.12          1.38        (2.40)       (2.05)        0.12         0.70
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                                $     --      $     --     $     --     $     --     $  (0.01)    $  (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      $   0.54      $   2.33     $  (1.21)    $  (0.69)    $   1.61     $   2.43
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed
      net investment income                             $  (0.39)     $  (0.97)**  $  (1.34)**  $  (1.61)**  $  (1.65)**  $  (1.65)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $   0.15      $   1.36     $  (2.55)    $  (2.30)    $  (0.04)    $   0.78
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  10.85      $  10.70     $   9.34     $  11.89     $  14.19     $  14.23
-----------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                             $  10.02      $   9.87     $  10.04     $  12.87     $  17.83     $  16.97
===================================================================================================================================
Total return at net asset value (b)                         5.42%(c)     26.13%      (10.54)%      (7.38)%      10.32%       17.00%
Total return at market value (b)                            5.54%(c)      8.23%      (11.37)%     (20.28)%      16.24%       12.65%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (d)(e)              2.28%(f)      2.10%        1.67%        1.33%        1.04%        1.08%
   Net investment income before preferred share
     distributions                                          7.80%(f)      9.36%       11.23%       10.30%       10.70%       13.03%
   Preferred share distributions                              --%           --%          --%          --%        0.04%        0.06%
   Net investment income available to shareowners           7.80%(f)      9.36%       11.23%       10.30%       10.66%       12.97%
Portfolio turnover                                            13%(c)        48%          24%          37%          30%          27%
Net assets of, end of period (in thousands)             $317,224      $312,757     $271,900     $344,349     $406,884     $404,498

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 45

----------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended         Year          Year           Year          Year          Year
                                                   9/30/17       Ended         Ended          Ended         Ended         Ended
                                                   (unaudited)   3/31/17*      3/31/16*       3/31/15*      3/31/14*      3/31/13
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)        $         --  $         --  $          --  $         --  $     --(g)   $151,000
Asset coverage per preferred share, end of period  $         --  $         --  $          --  $         --  $     --(g)   $ 91,971
Average market value per preferred share (h)       $         --  $         --  $          --  $         --  $     --(g)   $ 25,000
Liquidation value, including dividends payable,
   per preferred share                             $         --  $         --  $          --  $         --  $     --(g)   $ 25,001
Total amount of debt outstanding (in thousands)    $    125,000  $    125,000  $     125,000  $    151,000  $151,000      $     --
Asset coverage per indebtedness (in thousands)     $      3,538  $      3,502  $       3,175  $      3,280  $  3,419      $     --
==================================================================================================================================

* The Trust was audited by another independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)  Not annualized.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e) Includes interest expense of 1.09% (annualized), 1.11%, 0.63%, 0.38%, 0.02%, and 0.0%, respectively.

(f)  Annualized.

(g)  Preferred shares were redeemed during the period.

(h)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Income Trust | Semiannual Report | 9/30/17

Notes to Financial Statements | 9/30/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Trust's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Trust's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 47

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

48 Pioneer High Income Trust | Semiannual Report | 9/30/17

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Forward foreign currency contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 49

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At September 30, 2017, six securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 1.98% of net assets. The value of these fair valued securities are $6,287,858.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

50 Pioneer High Income Trust | Semiannual Report | 9/30/17

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     During the six months ended September 30, 2017, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended September 30, 2017 was $(5,402,686).

     Forward foreign currency contracts outstanding at September 30, 2017 are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of March 31, 2017, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 51

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable to shareowners will be determined at the end of the current taxable year.

     The tax character of distributions paid to shareowners during the year ended March 31, 2017 was as follows:

     -------------------------------------------------------------------------------
                                                                                2017
     -------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                   $  28,320,361
     -------------------------------------------------------------------------------
          Total                                                        $  28,320,361
     ===============================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2017:

     --------------------------------------------------------------------------------
                                                                                2017
     --------------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                     $   2,015,358
     Capital loss carryforward                                          (100,911,102)
     Late year loss deferrals                                            (13,489,950)
     Other book/tax temporary differences                                 (1,606,129)
     Unrealized appreciation                                              10,657,354
     --------------------------------------------------------------------------------
          Total                                                        $(103,334,469)
     ================================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

F.   Insurance Linked Securities (ILS)

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified

52 Pioneer High Income Trust | Semiannual Report | 9/30/17 actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in ILS may include special purpose vehicles (SPVs) or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (ILWs). A traditional ILW, takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 53

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that cannot be disposed of by the Trust within seven days in the ordinary course of business at approximately the amounts which the Trust values the securities.

54 Pioneer High Income Trust | Semiannual Report | 9/30/17

     Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of September 30, 2017 are disclosed in the Trust's Schedule of Investments.

I.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 55

     Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

J.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would

56 Pioneer High Income Trust | Semiannual Report | 9/30/17 have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     When the Trust enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as a component of unrealized appreciation/depreciation on open swap contacts in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contract is recorded as variation margin on centrally cleared swaps in the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at September 30, 2017 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 57

     Open credit default swap contracts at September 30, 2017 are listed in the Schedule of Investments. The average market value of credit default swap contracts open during the six months ended September 30, 2017 was $33,317.

K.   Interest Rate Swap Contracts

     The Trust may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap contract, the Trust negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin on centrally cleared swaps in the Statement of Assets and Liabilities.

     Open interest rate swap contracts at September 30, 2017 are listed in the Schedule of Investments. The average value of interest swap contracts open during the six months ended September 30, 2017 was $127,292.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities),

58 Pioneer High Income Trust | Semiannual Report | 9/30/17

(ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended September 30, 2017 the net management fee was 0.60% (annualized) of the Trust's average daily managed assets, which was equivalent of 0.84% (annualized) of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs are paid by the Adviser and reimbursed by the Trust. At September 30, 2017, $32,544 was payable to the Adviser related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee" in the Statement of Assets and Liabilities.

3. Transfer Agent

American Stock Transfer & Trust Company (AST) serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Assets and Liabilities Offsetting

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 59

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a minimum transfer amount) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset in the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of September 30, 2017:

-------------------------------------------------------------------------------------------------
                         Derivative
                         Assets
                         Subject to      Derivatives   Non-Cash      Cash          Net Amount
                         Master Netting  Available     Collateral    Collateral    of Derivative
Counterparty             Agreement       for Offset    Received (a)  Received (a)  Assets (b)
-------------------------------------------------------------------------------------------------
Goldman Sachs
 International           $ 66,151        $   --        $   --        $      --     $66,151
JP Morgan Chase Bank NA    90,151            --            --         (90,151)          --
-------------------------------------------------------------------------------------------------
   Total                 $156,302        $   --        $   --        $(90,151)     $66,151
=================================================================================================

--------------------------------------------------------------------------------------------------
                         Derivative
                         Liabilities
                         Subject to      Derivatives   Non-Cash      Cash          Net Amount
                         Master Netting  Available     Collateral    Collateral    of Derivative
Counterparty             Agreement       for Offset    Pledged (a)   Pledged (a)   Liabilities (c)
--------------------------------------------------------------------------------------------------
State Street Bank &
 Trust Co.               $ 13,610        $   --        $   --        $       --    $13,610
--------------------------------------------------------------------------------------------------
   Total                 $ 13,610        $   --        $   --        $       --    $13,610
==================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

5.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

60 Pioneer High Income Trust | Semiannual Report | 9/30/17

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2017 was as follows:

---------------------------------------------------------------------------------------
Statement of Assets and  Liabilities

                         Interest      Credit        Foreign         Equity   Commodity
                         Rate Risk     Risk          Exchange Risk   Risk     Risk
---------------------------------------------------------------------------------------
Assets:
 Swap contracts,
   at value              $76,587       $ (64,023)    $    --         $  --    $  --
---------------------------------------------------------------------------------------
   Total Value           $76,587       $ (64,023)    $    --         $  --    $  --
=======================================================================================
Liabilities:
 Unrealized
   depreciation on
   forward foreign
   currency contracts    $    --       $      --     $13,610         $  --    $  --
---------------------------------------------------------------------------------------
   Total Value           $    --       $      --     $13,610         $  --    $  --
=======================================================================================

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 61

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations by risk exposure at September 30, 2017 was as follows:

-------------------------------------------------------------------------------------
Statement of Operations
                          Interest     Credit     Foreign         Equity    Commodity
                          Rate Risk    Risk       Exchange Risk   Risk      Risk
-------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Swap contracts           $(53,352)    $52,313    $      --       $    --   $   --
 Forward foreign
   currency contracts           --          --     (435,891)           --       --
-------------------------------------------------------------------------------------
   Total Value            $(53,352)    $52,313    $(435,891)      $    --   $   --
=====================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts           $(51,547)    $17,424    $      --       $    --   $   --
 Forward foreign
   currency contracts           --          --      (44,574)           --       --
-------------------------------------------------------------------------------------
   Total Value            $(51,547)    $17,424    $ (44,574)      $    --   $   --
=====================================================================================

6. Trust Shares

Transactions in shares of beneficial interest for the six months ended September 30, 2017 and the year ended March 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                                       9/30/17           3/31/17
--------------------------------------------------------------------------------
Shares outstanding at beginning of period           29,231,771        29,113,714
Reinvestment of distributions                               --           118,057
--------------------------------------------------------------------------------
Shares outstanding at end of period                 29,231,771        29,231,771
================================================================================

7. Credit Agreement

The Trust has entered into a Revolving Credit Facility (the Credit Agreement) agreement with Credit Suisse. Loans under the Credit Agreement are offered at a daily rate equal to the U.S. three-month LIBOR rate plus 1.75%. There is no fixed borrowing limit.

At September 30, 2017, the Trust had a borrowing outstanding under the credit agreement totaling $125,000,000. The interest rate charged at September 30, 2017 was 2.37%. During the six months ended September 30, 2017, the average daily balance was $125,000,000 at an average interest rate of 2.74%. Interest expense of $1,718,459 in connection with the credit agreement is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Credit Suisse. Pledged assets are held in a segregated account and are denoted in the Schedule of Investments.

62 Pioneer High Income Trust | Semiannual Report | 9/30/17

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Events

A monthly dividend was declared on October 4, 2017 from undistributed and accumulated net investment income of $0.0650 per share payable October 31, 2017, to shareowners of record on October 18, 2017.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 63

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the Adviser), the Trust's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. (UniCredit). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the Transaction). As a result of the Transaction, the Adviser became an indirect, whollyowned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP (D&T), the Trust's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Trust upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Trust's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Trust's independent registered public accounting firm, including the Trust's two most recent fiscal years, D&T's reports on the Trust's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

64 Pioneer High Income Trust | Semiannual Report | 9/30/17

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP (EY).

Prior to its engagement, EY had advised the Trust's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission (SEC): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Trust, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Trust under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Trust, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 65

Results of Shareholder Meeting

At a special meeting of shareholders held on June 13, 2017, shareholders of the Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareholders follows:

-----------------------------------------------------------------------------------------------
                               For               Against         Abstain       Broker Non-Votes
-----------------------------------------------------------------------------------------------
Proposal 1 - To approve        17,381,221.447    768,847.000     703,760.201   0.000
a New Management
Agreement with
the Adviser

At the annual meeting of shareowners held on September 21, 2017, shareowners of the Trust were asked to consider the proposal described below.

A report of the total votes cast by the Trust's shareholders follows:

--------------------------------------------------------------------------------------------
Nominee Class III                                          For                 Withheld
--------------------------------------------------------------------------------------------
Proposal 2 - To elect three Class III Trustees
--------------------------------------------------------------------------------------------
Benjamin M. Friedman                                       25,035,947.044      1,237,642.065
--------------------------------------------------------------------------------------------
Margaret B.W. Graham                                       24,846,403.598      1,427,185.511
--------------------------------------------------------------------------------------------
Kenneth J. Taubes                                          24,990,794.262      1,282,794.847
--------------------------------------------------------------------------------------------

66 Pioneer High Income Trust | Semiannual Report | 9/30/17

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and Chief
David R. Bock                                 Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                      Pioneer High Income Trust | Semiannual Report | 9/30/17 67

                          This page is for your notes.

68 Pioneer High Income Trust | Semiannual Report | 9/30/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------

Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19432-11-1117

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2017

* Print the name and title of each signing officer under his or her signature.